UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 20, 2006

Dear Fellow Shareholder:

You are cordially invited to attend the 2006 annual meeting of Tucows Inc. to be held at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, Canada, on Wednesday, November 22, 2006, at 4:30 p.m. (local time).

We will begin the annual meeting with a report on our operations, progress and plans and then will discuss and vote on the matters described in the accompanying notice of annual meeting and proxy statement. You will also have an opportunity to ask questions.

Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

We look forward to seeing you on November 22, 2006.

Sincerely,

Elliot Noss
President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

Notice of Annual Meeting of Shareholders - November 22, 2006

The 2006 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on November 22, 2006 at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, Canada, to:

1.                 Elect seven directors;

2.                 Consider and approve the adoption of the 2006 Equity Compensation Plan;

3.                 Consider and approve the adoption of the second amendment and restatement of the Tucows Inc. bylaws to modernize our bylaws and to eliminate certain provisions of our existing bylaws;

4.                 Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2006; and

5.                 Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the annual meeting was October 10, 2006. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2005 annual report on Form 10-K.

We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Michael Cooperman
Chief Financial Officer and Secretary

Toronto, Ontario
October 20, 2006

Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the annual meeting.

AUDIT FEES AND ALL OTHER FEES	33
Audit fees	33
Audit-related fees	33
Tax fees	33
All other fees	33
Audit committee pre-approval of audit and permissible non-audit services of independent auditors	33
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING	34
ADDITIONAL INFORMATION	34
Shareholder proposals for the 2007 annual meeting	34
Cost of proxy solicitation	34

EXHIBIT A 2006 EQUITY COMPENSATION PLAN
EXHIBIT B SECOND AMENDED AND RESTATED BYLAWS

2

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
November 22, 2006

We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors’ solicitation of proxies for use at our annual meeting of shareholders on November 22, 2006. We invite you to attend in person. We have also enclosed our 2005 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

VOTING INFORMATION

Record date.

The record date for the annual meeting was October 10, 2006. You may vote all shares of our common stock that you owned as of the close of business on that date. On October 10, 2006, we had 75,732,220 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card on or about October 20, 2006 to shareholders of record as of the close of business on the record date.

How to vote.

By mail. If you hold your shares through a securities broker (that is, in street name), you may complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

By telephone. If you hold your shares through a securities broker, you may vote by telephone by following the instructions included with the voting instruction card forwarded to you by your broker.

By Internet. If you hold your shares through a securities broker, you may vote your shares via the Internet by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

At the annual meeting. Submitting your vote by mail or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

You can revoke your proxy at any time before your shares are voted at the annual meeting by:

•       sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario  M6K 3M1, Canada);

•       submitting a properly executed proxy showing a later date with our secretary at our principal executive office; or

•       attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors’ recommendations.

Withholding your vote or voting to “abstain.”

In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to “abstain.”  If you vote to “abstain,” your shares will be excluded entirely from the vote and will have no effect on the outcome.

Votes required to hold the annual meeting.

On November 22, 2006, we need a majority of shares of common stock outstanding as of October 10, 2006, the record date, present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains. Broker non-votes also count as shares present at the Annual Meeting for purposes of a quorum

Votes required to elect directors.

A plurality of the votes cast is required for the election of directors. Accordingly, the seven nominees for election as directors who receive the highest number of votes actually cast will be elected.

Votes required to ratify the 2006 Equity Compensation Plan and appointment of KPMG LLP.

The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting and entitled to vote is required to approve the 2006 Equity Compensation Plan and to ratify the appointment of KPMG LLP as our independent public accountants for the year ended December 31, 2006.

Votes required to approve the adoption of the Second Amended and Restated Bylaws.

We are proposing that the shareholders adopt the second amendment and restatement of our bylaws. With one exception, all of the changes we are proposing could be approved by our board of directors without a shareholder vote. We are proposing that the provision entitled principles of neutrality, which is described in more detail under “Comparison of the new bylaws to the current bylaws—Principles of neutrality” beginning on page 31, be eliminated from our bylaws. Eliminating this provision requires the approval of at least two-thirds of the votes cast of all holders of common stock.

We have elected to present the second amendment and restatement of the bylaws as one proposal and to consider it adopted if we receive approval of at least two-thirds of the votes cast by all holders common stock at the annual meeting and entitled to vote on the proposal. If the proposal to amend and restate the bylaws is not approved by this vote, our board of directors could later decide to amend the provisions of the bylaws for which a shareholder vote is not required.

Street Name Shares and Broker Non-Votes.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. Non-routine matters include matters such as the approval of stock plans. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such “broker non-votes” will be counted in determining whether there is a quorum. Broker non-votes will have no effect on the approval of the other proposals.

Postponement or adjournment of annual meeting.

If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Stock ownership of management.

We encourage stock ownership by our directors, officers and employees to align their interests with your interests as shareholders. Under the rules of the Securities and Exchange Commission, which we refer to in this proxy statement as the SEC, a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered beneficially owned under the SEC’s rules.

The following table sets forth the beneficial ownership of our common stock, as of September 30, 2006, by each of our executive officers named in the summary compensation table on page 16 and each of our directors and nominees for director, as well as by all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

	Beneficial Ownership of Common Stock
Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of September 30, 2006	Total Common Stock Beneficially Owned	Percent of Class(1)
Executive officers and directors
Elliot Noss	376,197	(2)	2,117,157	2,493,354	3.2%
Michael Cooperman	90,715		835,538	926,253	1.2%
David Woroch	93,050		119,165	212,215	*
Judith Fields	—		102,915	102,915	*
Ann Elliot	—	(3)	—	—	*
Stanley Stern	173,850		203,050	376,900	*
Erez Gissin	—		20,000	20,000	*
Alan Lipton	—		20,000	20,000	*
Lloyd Morrisett	65,000	(4)	70,000	135,000	*
Jeffrey Schwartz	—		35,000	35,000	*
Eugene Fiume	—		15,000	15,000	*
Allen Karp	20,000	(5)	25,000	45,000	*
All directors and executive officers as a group (14 persons)	818,812		3,562,825	4,381,637	5.5%

*                 Less than 1%.

(1)       Based on 75,732,220 shares outstanding as of September 30, 2006, adjusted for shares of stock beneficially owned but not yet issued.

(2)       Includes an aggregate of 86,869 shares of common stock owned by two separate family trusts of which Mr. Noss is the trustee.

(3)       Ann Elliot ceased to be an officer of Tucows on May 31, 2005. Based on the information provided by Ann Elliot on September 27, 2006.

(4)       These shares of common stock are owned jointly by Dr. Morrisett and his wife.

(5)       These shares of common stock are owned by Karp Corp., Inc., as nominee for Mr. Karp’s wife.

Principal shareholders.

The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of September 30, 2006.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
Diker GP, LLC	9,407,035	(2)	12.4%
745 Fifth Avenue, Suite 1409 New York, New York 10151
Wellington Management Company, LLP	8,907,000	(3)	11.8%
75 State Street Boston, MA 02109
Mark Cuban	6,932,784	(4)	9.2%
5424 Deloache Avenue Dallas, TX 75220

(1)       Based on 75,732,220 shares outstanding as of September 30, 2006.

(2)       As disclosed on Form 3 filed with the SEC on June 29, 2006. The shares are held indirectly by Diker Management, LLC (“Management”), in its capacity as the Registered Investment Adviser of certain managed accounts and funds. The reporting person is a Registered Investment Adviser and as such disclaims all beneficial ownership of these shares and in any case disclaims beneficial ownership of these shares except to the extent of the reporting person’s pecuniary interest in the shares. The reporting person is a Registered Investment Adviser but elected to file a Form 3 nonetheless.

(3)       As disclosed on Schedule 13G filed with the SEC on February 14, 2006.

(4)       As disclosed on Schedule 13D filed with the SEC on August 22, 2006.

Equity compensation plan information.

The following table provides information as of December 31, 2005 with respect to compensation plans under which equity compensation is authorized, as well as individual compensatory arrangements:

Equity Compensation Plan Information

	Number of securities	Weighted
	to	average
	be issued upon	exercise price of	Number of
	exercise	outstanding	securities
	of outstanding	options,	remaining available
	options,	warrants and	for
Plan category	warrants and rights	rights	future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,497,387	$0.51	870,654
Equity compensation plans not approved by security holders	—	—	—
Total	6,497,387	$0.51	870,654

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2006 annual meeting. The board of directors proposes that the following seven nominees all of whom are currently serving as directors, be elected for a term of one year and until their successors are duly selected and qualified. The number of directors fixed pursuant our governing instruments and a resolution adopted by our board of directors is nine. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Mr. Lipton, who has served as a director since 2001, has decided that he will not stand for reelection.

Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the seven nominees.

The directors standing for election are:

Stanley Stern	Chairman of the board of directors since August 2001

Mr. Stern, age 49, has been a managing director and head of investment banking with Oppenheimer & Co. Inc., an investment banking firm, since April 2004. From February 2002 to March 2004, Mr. Stern served as a managing director and head of investment with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as managing director of STI Ventures Advisory USA Inc. and as a member of the board of directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market. From 1990 until he joined STI Ventures, Mr. Stern served as a managing director of CIBC Oppenheimer, a financial services company.

Eugene Fiume	Director since June 2005

Mr. Fiume, age 48, is a Professor (since 1995) and past Chair (1998-2004) of the Department of Computer Science at the University of Toronto, where he also co-directs the Dynamic Graphics Project. Mr. Fiume’s board positions include the  Scientific Advisory Board of GMD, Germany, Max-Planck Center for Visual Computing and Communication, TrueSpectra, Inc., Communications and Information Technology Ontario (CITO). In addition, Mr. Fiume serves on the advisory boards of CastleHill Ventures, PlateSpin, BitFlash, TrueSpectra, OctigaBay Systems and NGRAIN Corporation and the Executive

Advisory Board of the IBM Lab in Toronto.  Mr. Fiume also works with venture capital companies and SMEs on due diligence and strategy.

Erez Gissin	Director since August 2001

Mr. Gissin, age 48, is the chief executive officer of BCID Ltd., an investment company focusing on infrastructure development projects in China. From July 2000 till March 2005, Mr. Gissin has served as the Chief Executive Officer of IP Planet Networks Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to Internet Service Providers. Before that, from July 1995 to July 2000, Mr. Gissin was vice president, business development of Eurocom Communications Ltd., a holding company that controls several telecommunications services, equipment and Internet companies in Israel and elsewhere. Mr. Gissin is also a director of Partner Communications Ltd. (NASDAQ: PTNR) and Gilat Satcom Ltd. (LSE: GLT).

Allen Karp, Q.C.	Director since October 2005

Mr. Karp, age 66, has been with Cineplex Odeon Corporation since 1986 and was Chairman until 2004. From 1966 until 1986, he was a partner in the law firm of Goodman and Carr LLP. Mr. Karp is also a member of the Board of Directors of Alliance Atlantis Communications Inc., where he sits on its executive, human resources and compensation committees, Teknion Corporation, where he is lead director and sits on all major committees and the Toronto International Film Festival Group where he is the chairman and a member of all major committees. He is a Trustee and Chairman of Royal LePage Franchise Services Fund and a director of its management company, the chair of its corporate governance committee and a member of its audit committee. Mr. Karp is also a Trustee of the IBI Income Fund and is the Chair of the Governance Committee.

Lloyd Morrisett	Director since February 1994

Dr. Morrisett, age 76, served as a director of Infonautics, Inc., our predecessor, beginning in February 1994 and served as chairman of the board of directors of Infonautics beginning in March 1998 until we merged with a Delaware corporation in August 2001 and became Tucows Inc. He is the co-founder of the Children’s Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.

Elliot Noss	Director since August 2001

Mr. Noss, age 44, is our president and chief executive officer and has served in such capacity since the completion of our merger with Tucows Delaware in August 2001. From May 1999 until completion of the merger in August 2001, Mr. Noss served as president and chief executive officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as vice president of corporate services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.

Jeffrey Schwartz	Director since June 2005

Jeffrey Schwartz, age 43, was originally Vice President of the Juvenile Division of Dorel Industries, a position he held until 1989, when the Company’s Canadian divisions were merged and he became Vice-President, Finance of Tucows. Mr. Schwartz held the position of Vice-President, Finance from 1989 until 2003. In 2003, his title was changed to Executive Vice-President and Chief Financial Officer. Mr. Schwartz is a graduate of McGill University in Montreal and has a degree in the field of business administration.

The Board of Directors unanimously recommends a vote FOR the nominees listed above.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings.

Our board of directors met 7 times during the 2005 fiscal year. Our board of directors also took action by unanimous written consent on 4 occasions during the 2005 fiscal year. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and the committees on which he served during the 2005 fiscal year, with the exception of Mr. Lipton, who attended none of the board meetings held during the 2005 fiscal year.

Policy regarding attendance.

Directors are expected, but are not required, to attend board meetings, meetings of committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly. Elliot Noss attended our 2005 annual meeting of shareholders in person while the remainder of the board of directors were available by teleconference.

Committees.

Our board of directors has two committees, an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and a compensation committee.

The audit committee currently consists of Mr. Schwartz, Mr. Karp and Dr. Morrisett. In October 2005, Mr. Stern stepped down from the audit committee and Mr. Allen Karp was appointed to the audit committee.

The audit committee held 5 meetings during the 2005 fiscal year. The audit committee’s purposes are:

•       To assist the board of directors in its oversight of (1) our accounting and financial reporting processes and the audits of our financial statements, and (2) our compliance with legal and regulatory requirements;

•       To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•       To prepare the report required by the rules of the SEC to be included in our annual proxy statement.

Each of the members of our audit committee satisfies the independence standards specified in Section 121A of the American Stock Exchange (“AMEX”) listing requirements and Rule 10A-3 under the Securities Exchange Act of 1934, and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Additionally, the board of directors has determined that Mr. Schwartz qualifies is an “audit committee financial expert” as defined under Item 401(h) of Regulation S-K. The board of directors has adopted a written charter for the audit committee, which the audit committee has reviewed and determined to be in compliance with the rules set forth in the AMEX listing requirements. For further information concerning the audit committee, please see the Audit Committee Report on page 11.

The compensation committee members in the 2005 fiscal year were Mr. Stern and Dr. Morrisett, and following his appointment to the board, Mr. Schwartz.

The committee held 5 meetings during the 2005 fiscal year. This committee evaluates our compensation policies and provides a general review of our compensation plans to ensure that they meet corporate objectives. The responsibilities of the compensation committee also include administering our stock incentive plan. For further information, please see the compensation committee report on executive compensation on page 12.

Director nomination process.

We do not have a standing nominating committee or a charter with respect to the nominating process. Our board of directors believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. By resolution, our board of directors has adopted a policy regarding director nominations. Under this policy, a majority of our independent directors, as defined in Section 121A of the AMEX listing standards, consider and recommend to the whole board the potential director nominees. Our independent directors standing for re-election are Stanley Stern, Eugene Fiume, Erez Gissin, Lloyd Morrisett, Jeffrey Schwartz and Allen Karp.

Our board of directors will consider any candidate proposed in good faith by a shareholder. To do so, our board of directors has adopted a resolution that requires a shareholder to timely submit to our secretary at the address set forth on the first page of this proxy statement the following:

•       the candidate’s name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

•       information about the relationship between the candidate and the nominating shareholder;

•       the consent of the candidate to serve as a director; and

•       proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

To be timely, a shareholder’s nomination must be delivered to our secretary at least 120 days before the date on which we first mailed our proxy materials for our prior year’s annual meeting of shareholders.

In considering candidates for nomination, our board of directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of our board of directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and our board of directors will consider, among other factors, the contribution such person can make to the collective competencies of the board based on such person’s background. In determining whether to nominate a current director for re-election, the board will take into account these same criteria as well as the director’s past performance, including his or her participation in and contributions to the activities of the Board. Because we do not have a standing nominating committee, the seven nominees that are currently serving as directors were selected for re-election by our whole board. Mr. Karp was appointed to fill a vacancy on the board of directors in October 2005 and is being nominated to serve his first term. Mr. Karp was recommended to the board for consideration by Mr. Noss, a director and the president and chief executive officer of the company. The nomination is endorsed by all of the current directors.

Ethics policy for senior officers.

Our board of directors has adopted an ethics policy for our senior officers, including our chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://www.tucowsinc.com, without charge.

Communications with the board of directors.

We provide an informal process for shareholders to send communications to our board of directors. If you wish to communicate with our board of directors, you may send correspondence to the attention of our Secretary at our address set forth on the first page of this proxy statement. The Secretary will submit your correspondence to the chairman of the board of directors, the chairman of the appropriate committee, or the appropriate individual director, as applicable.

Director compensation.

Directors who are employees receive no additional or special compensation for serving as directors. Under the terms of our current equity compensation plan, we make formula grants of nonqualified stock options to our non-employee directors and members of committees of our board of directors as described below. All options granted under the formula grants are immediately exercisable, have an exercise price equal to the fair market value per share of our common stock as determined by the purchase price as of the close of business on the trading day immediately prior to the date of grant and have a five-year term.

•       on the date each non-employee director becomes a director, he or she is granted options to purchase 15,000 shares of our common stock;

•       on the date each director becomes a member of a committee of our board of directors, he or she is granted options to purchase 10,000 shares of our common stock with respect to each committee on which he or she sits;

•       on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock; and

•       on each date on which we hold our annual meeting of shareholders, each member of a committee of our board of directors in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock.

Effective as of January 1, 2004, non-employee directors who serve as members of our audit committee receive an annual fee of $12,000 and non-employee directors who serve on our compensation committee receive an annual fee of $6,000. In addition, non-employee directors who physically attend board meetings receive a fee of $3,000 for each meeting attended. All fees are paid in quarterly installments.

Effective January 1, 2007, non-employee directors will receive the following meeting attendance fees:

Director meeting attendance fee (Beginning fiscal 2007)
Board Meeting Personal Attendance Fees (per meeting)	$3,000
Regularly Scheduled Telephonic Board Meeting Attendance Fees (per meeting)	$500
Regularly Scheduled Telephonic Audit Committee Meeting Attendance Fees (per meeting)	$250
Regularly Scheduled Telephonic Compensation Committee Meeting Attendance Fees (per meeting)	$250

We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees. No fees are payable to directors for attendance at specially called meetings of the board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the compensation committee of our board of directors during the 2005 fiscal year were Mr. Schwartz, Mr. Stern and Dr. Morrisett. None of the members of our compensation committee or audit committee has ever been an officer or employee of Tucows or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

AUDIT COMMITTEE REPORT

The audit committee operates pursuant to a formal written charter that was most recently approved and adopted by the board of directors on March 16, 2004.

In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the SEC for audit committee membership, all of the members of the audit committee are independent directors as defined in Section 121A of the AMEX listing standards. Each audit committee member meets AMEX’s financial sophistication requirements, and Mr. Schwartz, has been designated by our board of directors as an “audit committee financial expert” pursuant to Item 401(h) of Regulation S-K.

The purposes of the audit committee are described on page 8 of this proxy statement under the caption “Information Concerning Our Board of Directors—Committees” and in the charter of the audit committee. In particular, it is the audit committee’s duty to review the accounting and financial reporting processes of Tucows on behalf of the board. In fulfilling our responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements to be contained in Tucows’ annual report on Form 10-K for the fiscal year ended December 31, 2005, as amended, with Tucows’ management and also with KPMG LLP, Tucows’ independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the audit committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee has also discussed with KPMG LLP the matters that are required to be discussed by the auditors with the audit committee under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. Furthermore, the audit committee discussed with KPMG LLP their independence from management and the company and KPMG LLP provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented.

Based on the reviews and discussions referred to above, the audit committee has recommended to Tucows’ board of directors that Tucows’ audited consolidated financial statements be included in Tucows’ annual report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the SEC.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews Tucows’ earnings releases before issuance and the annual report on Form 10-K, as amended, prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of Tucows’ management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of Tucows’ annual financial statements to accounting principles generally accepted in the United States.

Audit Committee Members
Jeffrey Schwartz, Chair
Allen Karp
Lloyd Morrisett

EXECUTIVE COMPENSATION

Compensation Committee’s report on executive compensation.

To ensure that our compensation policies are administered in an objective manner, our compensation committee is comprised entirely of independent directors. Further, our compensation committee members have no “interlocking” relationships as defined by the SEC. The compensation committee furnished the following report on executive compensation.

Compensation governance.   This report describes our executive compensation program and the basis on which we made the 2005 fiscal year compensation determinations for our executive officers, including our chief executive officer and the executive officers named in the summary compensation table on page 16, which are referred to in this proxy statement as the named executive officers. We establish all components of executive pay and recommend or report our decisions to the board of directors for approval.

Our duties include recommending to the board of directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

Compensation policy and overall objectives.   In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable Tucows to attract and retain talented executives. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our shareholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

The key elements of our executive compensation are base salary, annual bonuses and long-term incentives. Each of these is addressed separately below.

Base salaries.   Messrs. Noss, Cooperman and Woroch and Mrs. Fields joined us upon completion of our merger with a Delaware corporation in August 2001. In January 2003, we entered into new employment agreements with Messrs. Noss and Cooperman to set forth the initial base salaries of these employees and to provide these key executives with certain benefits in the event of a change in control in order to assure us of their continued employment and dedication to duty, notwithstanding the possibility, threat or occurrence of a change in control. In each instance, we have the discretion to increase annual salaries.

Mr. Woroch joined Tucows in March 2000 and became an officer of the company following his appointment to the position of Vice President, Sales in July 2001. His compensation is based upon a base salary and a commission schedule; he is also eligible for certain other benefits.

Ms. Fields joined Tucows in September 2000 and became an officer of the company following her appointment to the position of Vice President, Operations in July 2005. Her compensation is based upon a base salary; she is also eligible for certain other benefits.

Ms. Elliott served as an officer of Tucows from September 2000 until her departure in May 2005 and was employed during such period pursuant to an employment agreement that set forth her initial base salary and certain other benefits.

We intend to regularly review the base salary of each executive officer, including the named executive officers. The base salary ranges of our executives are targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

We initially determine base salaries for executives by evaluating executives’ levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries will be driven primarily by performance. We evaluate an executive’s performance based upon his or her sustained level of contribution to Tucows.

Annual bonuses.   Annual bonus opportunities allow us to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.

With the exception of the President and Chief Executive officer, executives are paid a bonus based upon the achievement of personal performance targets and on Tucows’ net income performance. The bonus for the President and Chief Executive Officer is entirely dependent upon the company’s net income performance. Executives are also rewarded for exceeding Tucows’ adjusted EBITDA goals set in the annual budget.

Long-term incentives.   Stock options are granted to our executives at our discretion to enhance the link between shareholder value creation and executive pay. Stock options are granted at an option price not less than the fair market value of our common stock on the date of grant. Stock options have value only if our stock price appreciates following the date the options are granted. Further, stock options reflected in the summary compensation table on page 16 are subject to a 48-month vesting period. We believe that this approach focuses executives on the creation of shareholder value over the long term and encourages equity ownership in Tucows. We did not grant any stock options to our executives in the fiscal year ended December 31, 2005.

Chief executive officer compensation.   Mr. Noss’ base salary for the 2005 fiscal year was $206,868. Mr. Noss also received a bonus of $230,919.   Mr. Noss’ employment agreement provides for periodic increases by our board of directors at its discretion.

Other named executive officer compensation.   We used the procedures described above in setting the annual salary and bonus for our named executive officers and other officers for the 2005 fiscal year. During the 2005 fiscal year, Tucows granted bonuses of $163,178 , $58,297 , and $47,292 to Messrs. Cooperman, Woroch and Ms. Fields, respectively. Moreover, we believe that the combination of salary and bonus made to the named executive officers for the 2005 fiscal year were reasonable in view of their duties and responsibilities and their anticipated contributions to Tucows.

Conclusion.   We believe that attracting management and employees of high caliber is essential to maintaining a high—performing organization that creates long—term value for its shareholders. We also believe offering a competitive, performance—based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of shareholders. We believe that Tucows’ 2005 fiscal year compensation program met these objectives. For the 2006 fiscal year, we have approved an incentive compensation program based on the same principles that applied to the program in the 2005 fiscal year. Furthermore, it is contemplated that any stock options or awards that may be granted will be granted in accordance with our currently approved plan or on a case-by-case basis, as and when deemed appropriate.

Compensation Committee Members

Stanley Stern, Chair
Lloyd Morrisett
Jeffrey Schwartz

Employment and change-in-control arrangements.

Chief Executive Officer Employment Agreement

Effective January 2003, we entered into new employment agreement with Mr. Noss. Under the employment agreement, Mr. Noss is eligible to receive an annual bonus payable at our board of directors’ sole discretion. The employment agreement provides for an annual review of Mr. Noss’ compensation by the compensation committee of our board of directors. Mr. Noss is currently paid a base salary of $233,000 and is eligible for an annual bonus of $116,500. Mr. Noss’ employment agreement is for an indefinite term.

Other Executive Employment Agreements

Effective January 2003, we entered into a new employment agreement with Mr. Cooperman. Under the employment agreement, Mr. Cooperman is eligible to receive an annual bonus payable at our board of directors’ sole discretion. The employment agreement provides for an annual review of Mr. Cooperman’s compensation by the compensation committee of our board of directors. Mr. Cooperman is currently paid a base salary of $186,500 and is eligible for an annual bonus of $80,000. Mr. Cooperman’s employment agreement is for an indefinite term.

Effective March 17, 2000, we entered into an executive compensation agreement with Dave Woroch, our current Vice President, Sales. Mr. Woroch is currently paid a base salary of $144,000 and is entitled to an annual bonus of $93,000. The agreement also provides for the grant of stock options to purchase 30,000 shares of our common stock. These options vest in accordance with our option plan and are currently fully vested. Upon termination without cause, Mr. Woroch is entitled to a severance payment in the amount of six months’ compensation plus one months’ compensation for each additional year of service. Severance payments are payable in equal installments over a six month period. Mr. Woroch is bound by a standard non-competition covenant for a period of twelve months following his termination.

Effective September 18, 2000, we entered into an employee compensation agreement with Judy Fields, our current Vice President, Operations. Ms Fields is currently paid a base salary of $127,000 and is entitled to an annual bonus of $25,000. The agreement also provides for the grant of stock options to purchase 30,000 shares of our common stock  These options vested in accordance with our option plan are currently fully vested. Ms. Fields is entitled to six months’ notice of termination or six months’ pay in lieu of notice in the event of termination without cause. Ms. Fields is bound by a standard non-competition covenant for a period of twelve months following his termination.

Effective as of June 20, 2005, we entered into a letter agreement with Carla Goertz, our current Vice President, Human Resources. Ms Goertz is currently paid a base salary of $118,600 and is entitled to an annual bonus of $25,000. The letter also provides for the grant of stock options to purchase 40,000 of our common stock. These options begin to vest in accordance with our stock option plan. Ms Goertz is entitled to receive, as severance, six months’ salary in the event that her position is terminated for any reason other than cause, plus one additional months’ salary for each completed year of service.

Effective as of June 6, 2005, we entered into a letter agreement with Alain Chesnais, our current Vice President, Engineering. The letter provides for a base salary of $148,000 per year, an annual bonus payment of up to $64,000 and the grant of stock options to purchase 100,000 shares of our common stock. These options begin to vest in accordance with our stock option plan. Mr. Chesnais is entitled to receive, as severance, six months’ salary in the event that his position is terminated for any reason other than cause, plus one additional months’ salary for each completed year of service.

Termination Provisions

Messrs Noss and Cooperman’s employment agreements are subject to early termination by us due to:

•       the death or disability of the executive;

•       for “cause;” or

•       without “cause.”

If we terminate Mr. Noss without “cause,” he is entitled to receive 12 months of compensation plus one month of compensation for each year of service, to a maximum of 18 months of compensation. If we terminate Mr. Cooperman’s employment without “cause,” he is entitled to receive six months of compensation plus one month of compensation for each year of service. For purposes of the employment agreements, “cause” is defined to mean the executive’s conviction (or plea of guilty or nolo contendere) for committing an act of fraud, embezzlement, theft or other act constituting a felony or willful failure or an executive’s refusal to perform the duties and responsibilities of his position, which failure or refusal is not cured within 30 days of receiving a written notice thereof from our board of directors.

Under the employment agreements, both of the foregoing executives is also entitled to the change in control benefits described in the following paragraph if:

•       the executive resigns with or without “good reason” within the 30-day period immediately following the date that is six months after the effective date of the “change in control;” or

•       within 18 months after a “change in control” and executive’s employment is terminated either:

•        without “cause;” or

•        by resignation for “good reason.”

If an executive’s employment is terminated following a change in control under the circumstances described in the preceding paragraph, the executive is entitled to receive a lump sum payment based upon the fair market value of Tucows on the effective date of the “change in control” as determined by our board of directors in the exercise of good faith and reasonable judgment taking into account, among other things, the nature of the “change in control” and the amount and type of consideration, if any, paid in connection with the “change in control.” Depending on the fair market value of Tucows, the lump sum payments range from $375,000 to $2 million in the case of Mr. Noss, and from $187,500 to $1 million in the case of Mr. Cooperman. In addition to the lump sum payments, all stock options held by the executive officers will be immediately and fully vested and exercisable as of the date of termination.

A “change in control” is generally defined as:

•       the acquisition of 50% or more of our common stock;

•       a change in the majority of our board of directors unless approved by the incumbent directors (other than as a result of a contested election); and

•       certain reorganizations, mergers, consolidations, liquidations, or dissolutions, unless certain requirements are met regarding continuing ownership of our outstanding common stock.

“Good reason” is defined to include the occurrence of one or more of the following:

•       the executive’s position, management responsibilities or working conditions are diminished from those in effect immediately prior to the change in control, or he is assigned duties inconsistent with his position;

•       the executive is required to be based at a location in excess of 30 miles from his principal job location or office immediately prior to the change in control;

•       the executive’s base compensation is reduced, or the executive’s compensation and benefits taken as a whole are materially reduced, from those in effect immediately prior to the change in control; or

•       we fail to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the executive under his employment agreement.

Summary compensation table.

The following table sets forth for the years ended December 31, 2005, 2004 and 2003 information about the compensation for our chief executive officer, Elliot Noss, and our other most highly compensated executive officers, other than our chief executive officer, earning $100,000 or more for the year ended December 31, 2005. The individuals listed in the following table are referred to as the named executive officers in this proxy statement. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars during the 2005 fiscal year were converted into U.S. dollars based upon the exchange rate of 1.2085 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for the 2005 fiscal year.

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary (1)		Bonus	Securities Underlying Options		All other Compensation (2)
Elliot Noss	2005	$206,868		$230,919	—		$7,447	(3)
President and Chief	2004	$154,321		$68,673	200,000		$6,944	(3)
Executive Officer	2003	$142,430		$179,945	1,964,761	(4)	$6,409	(3)
Michael Cooperman	2005	$173,769		$163,178	—		$7,365	(3)
Chief Financial Officer	2004	$144,676		$53,096	150,000		$6,867	(3)
	2003	$133,528		$127,421	720,225	(5)	$4,914	(3)
David Woroch	2005	$159,040	(6)	$58,297	—		$—
Vice President, Sales	2004	$173,534	(6)	$20,942	60,000		$—
	2003	$128,650	(6)	$5,008	30,000		$—
Judith Fields	2005	$113,500		$47,292	—		$414	(3)
Vice President, Operations	2004	$97,682		$14,583	—		$386	(3)
	2003	$90,402		$8,457	—		$—
Ann Elliott(7)	2005	$44,397		$58,796	—		$1,914	(3)
Vice President, Human Resources	2004	$62,500		$22,052	—		$4,275	(3)
	2003	$57,684		$33,973	—		$2,136	(3)

(1)       Salary includes regular salary and commission payments .

(2)       We provide the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules.

(3)       Represents automobile allowances and Registered Retirement Savings Plan matching benefits.

(4)       Includes 1,888,261 replacement options granted on August 6, 2003.

(5)       Includes 643,725 replacement options granted on August 6, 2003.

(6)       Mr. Woroch’s salary includes commission amounting to $34,919 for 2005, $63,349 for 2004 and $31,620 for 2003 for 2002.

(7)       Ms Elliot ceased to be an officer of the Company effective May 31, 2005.

Option grants in last fiscal year.

We did not grant any options to our named executive officers during the fiscal year ended December 31, 2005. However, in connection with the commencement of employment of Alan Chesnais and Carla Goertz as executive officers of the Company, in February 2006 they were granted options to purchase 100,000 shares and 40,000 shares of common stock, respectively.

Fiscal Year-End Option Values

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning exercised options held by the named executive officers at the end of the 2005 fiscal year.

	Shares		Number of Securities		Value of Unexercised In-The-Money
	Acquired	Value	Underlying Unexercised		Options at Year End
	on exercise	realized	Options at Year End (#)		($)(1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Elliot Noss	—	$—	2,049,548	175,213	$925,738	$52,217
Michael Cooperman	—	$—	780,012	140,213	$345,835	$43,233
Ann Elliott	152,161	$100,697	—	—	$—	$—
David Woroch	—	$—	97,080	55,835	$34,316	$17,176
Judith Fields	—	$—	87,080	35,835	$31,816	$12,176

(1)       Based on the closing price per share of our common stock on the AMEX on December 31, 2005 of $0.83, minus the exercise price per share, multiplied by the number of shares of common stock underlying the option.

STOCK PERFORMANCE GRAPH

The following line graph and table compare the cumulative total shareholder return among our common stock, the NASDAQ Composite Index, and the Research Data group (RDG) Internet Composite Index. The graph and table assume a $100 investment in our common stock, the NASDAQ Stock Market (U.S. and Foreign) and the RDG Internet Composite Index on December 31, 2000 and the reinvestment of dividends, if any.

The comparisons shown in the table and line graph are based on historical data. The information used in the table and line graph was obtained from Research Data General, Inc., a source we believe to be reliable but we are not responsible for any errors or omissions in such information.

		NASDAQ	RDG Internet
December 31	Tucows	Composite Index	Composite Index
2000	100.00	100.00	100.00
2001	43.13	78.87	72.09
2002	40.35	54.56	53.48
2003	66.78	80.89	75.65
2004	97.38	89.61	83.91
2005	115.47	93.13	82.39

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TUCOWS INC., THE NASDAQ COMPOSITE INDEX
AND THE RDG INTERNET COMPOSITE INDEX

*                    $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

PROPOSAL NO. 2
APPROVAL OF PROPOSED 2006 EQUITY COMPENSATION PLAN

The shareholders are being asked to vote on a proposal to approve the implementation of the 2006 Equity Compensation Plan (the “2006 Plan”) under which 5,000,000 shares of our common stock will initially be reserved for issuance. The 2006 Plan was adopted by our board of directors on August 8, 2006, subject to shareholder approval at the 2006 annual meeting. The 2006 Plan serves as a successor to the 1996 Equity Compensation Plan (the “1996 Plan”) previously approved by the shareholders, pursuant to which 11,150,000 shares of our common stock were reserved for issuance thereunder. The 1996 Plan terminated on February 25, 2006; 10,492,700 shares of our common stock were issued under the 1996 Plan prior to its termination, and, as of February 25, 2006, 6,672,157 shares were subject to outstanding awards which will continue to be governed by the terms of the 1996 Plan. No additional awards will be made under the 1996 Plan.

We believe that equity-based incentives have played a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. For that reason, we have structured the 2006 Plan to provide us with the continued ability to implement a comprehensive compensation strategy, which is designed to use appropriate and competitive incentives that reward value creation to align our short-term and long-term goals and resulting performance with the interest of our shareholders. We will continue to rely significantly on equity incentives because we believe that such incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.

Description of the 2006 Plan.

The principal terms and provisions of the 2006 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2006 Plan and is qualified in its entirety by reference to the complete text of the 2006 Plan which is attached as Exhibit A to this proxy statement.

General.   The 2006 Plan provides for grants of options, stock awards, restricted stock units, stock appreciation rights, performance units and dividend equivalent rights to officers, including officers who are also directors, of Tucows or our subsidiaries, other employees of Tucows or our subsidiaries and eligible consultants and advisors. Non-employee directors of Tucows are also entitled to receive formula stock option grants under the 2006 Plan.

Administration of the 2006 Plan.   The compensation committee of our board of directors will have the exclusive authority to administer the 2006 Plan with respect to awards made to our executive officers and will also have the authority to make awards to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the compensation committee to make awards to individuals other than executive officers, or our board of directors may retain the power to make awards to such individuals. The board or committee may delegate to one or more officers the authority to administer awards to eligible individuals other than officers and directors within specified guidelines. The plan administrator may determine the persons to whom awards are made, the type, size and other terms and conditions of each award and the other terms and conditions, including vesting schedules and the acceleration of vesting and any other matters arising under the 2006 Plan. The members of the compensation committee are Stanley Stern, Lloyd Morrisett and Jeffrey Schwartz.

The term “plan administrator,” as used in this summary, will mean our board, our compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2006 Plan.

Grants   Grants, awards and issuances under the 2006 Plan may consist of:

•       options intended to qualify as incentive stock options (“ISOs”) under Internal Revenue Code Section 422;

•       non-qualified stock options that are not intended to qualify as ISOs;

•       stock appreciation rights;

•       stock awards;

•       restricted stock units;

•       performance units;

•       dividend equivalent rights; or

•       other stock-based awards.

Eligibility for participation.   Officers and employees, non-employee members of our board, as well as eligible consultants and advisors in our employ or service or in the employ or service of our subsidiaries (whether now existing or subsequently established) will be eligible to receive discretionary awards under the 2006 Plan. The non-employee members of our board of directors will also be eligible to receive non-qualified stock options awarded in connection with the formula stock option provisions described below. As of  September 30, 2006, approximately 200 persons (including  6 executive officers) were eligible to receive awards under the 2006 Plan, and 6 non-employee board members were eligible to receive awards under the 2006 Plan.

Securities subject to the 2006 Plan.   If the 2006 Plan is approved by our shareholders, 5,000,000 shares of our common stock will initially be reserved for issuance over the term of the 2006 Plan, representing approximately 7% of the number of shares of our common stock outstanding as at the date hereof.

The shares of common stock issuable under the 2006 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

Shares subject to any outstanding options or other awards under the 2006 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those option or awards or that are paid in cash will be available for subsequent issuance under the 2006 Plan. Any unvested shares issued under the 2006 Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share (subject to compliance with applicable securities legislation), pursuant to our repurchase rights under the 2006 Plan will be added back to the number of shares reserved for issuance under the 2006 Plan and will accordingly be available for subsequent issuance.

In addition, the following net share counting provisions will be in effect under the 2006 Plan:

•       Should the exercise price of a stock option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2006 Plan will be reduced by the net number of shares for which that option is exercised.

•       Should shares of common stock otherwise issuable under the 2006 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an award, then the number of shares of common stock available for issuance under the 2006 Plan will be reduced by only by the net number of shares issued with respect to that award.

•       Upon the exercise of any stock appreciation right granted under the 2006 Plan, the share reserve will be reduced by the net number of shares actually issued upon the exercise of such stock appreciation right.

Limitations on grants to participants.   No participant in the 2006 Plan may receive option grants, stock awards, restricted stock units, performance units, stock appreciation rights, dividend equivalents or other stock-based awards for more than 500,000 shares of our common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Shareholder approval of this proposal will also constitute approval of that 500,000-share limitation for purposes of Internal Revenue Code Section 162(m). This limitation will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the

2006 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

The maximum number of shares of our common stock that may be issued under the 2006 Plan (together with all of our other stock-based compensation arrangements, if any) to “insiders” (as such term is defined in the rules of the Toronto Stock Exchange), within any one-year period, and that may be issuable to “insiders”, at any time, may not, in either case, exceed 10% of the number of shares of our common stock outstanding.

Description of Awards.

Options.   Eligible persons may be granted options to purchase shares of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants, the time or times when those options are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the U.S. federal tax laws.

Each granted option will have an exercise price per share determined by the plan administrator which may be equal to or greater than the fair market value of a share of our common stock on the date of the option grant. No granted option will have a term in excess of seven years.

Each option will become exercisable as determined by the plan administrator, generally in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options may be subject to repurchase by us if the optionee ceases service prior to vesting in those shares. The plan administrator may accelerate the exercisability of any options or the vesting of any shares at any time.

Except as otherwise determined by the plan administrator, upon cessation of an optionee’s employment or service, as the case may be, for any reason (whether or not for cause), other than as a result of the optionee’s death or disability, all of the optionee’s options which have vested and are exercisable on the date of resignation or notice of termination of employment or service (the “Termination Date”), shall be exercisable until the earlier of the expiry date(s) of the options and the date that is three months following the Termination Date.

Except as otherwise determined by the plan administrator, in the event of the termination of an optionee’s employment or service as a result of the optionee’s death or disability, all of the optionee’s options which have vested and are exercisable as at the date of death or disability (such date, also the “Termination Date”) shall be exercisable under the earlier of the expiry date(s) of the options and the date that is one year following the Termination Date.

Except as otherwise determined by the plan administrator, in the event of the termination of an optionee’s employment or service, all of the optionee’s options which have not vested on or before the applicable Termination Date shall expire and be of no further force and effect as of such date.

An optionee may pay the exercise price of his or her option (i) in cash, (ii) with the approval of the plan administrator and subject to compliance with applicable law, by delivery shares of common stock owned by the optionee and having a fair market value on the date of exercise equal to the exercise price or by attestation to ownership of Tucows common stock having an aggregate fair market value on the date of exercise equal to the exercise price; or (iii) by such other method as approved by the plan administrator.

Stock appreciation rights.   The 2006 Plan allows the plan administrator to grant stock appreciation rights alone or in tandem with any stock option granted under the 2006 Plan:

•       Tandem stock appreciation rights are granted in connection with a stock option and may be granted either at the time of grant of the related option or, in the case of a non-qualified stock option, at any time thereafter while the option remains outstanding and will have a base price per share equal to the per share exercise price of the related option. Tandem stock appreciation rights provide the holders with the right to surrender their options to us and receive in exchange a payment from us in an amount equal to the excess of (i) the fair market value on the exercise date of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•       Stand-alone stock appreciation rights are not associated with any options and may be granted at any time with a base price equal to at least the fair market value per share of our common stock on the date of grant of the right. Upon exercise of a stand-alone stock appreciation right, the holder will be entitled to receive from us a payment in an amount equal to the excess of (i) the fair market value on the date of exercise of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares.

The amount payable by us upon exercise of a stock appreciation right will be paid in cash, shares of our common stock or a combination thereof at the plan administrator’s discretion. The plan administrator has complete discretion to determine any vesting requirements associated with the grant of stock appreciation rights and the treatment of stock appreciation rights in the event of the cessation of a holder’s employment or service with us.

Stock awards.   Shares of our common stock may be issued for cash consideration or for no cash consideration in the plan administrator’s sole discretion. The plan administrator will have complete discretion to determine which eligible individuals are to receive such stock awards, the time or times when those awards are to be made, the number of shares subject to each such award, the vesting schedule (if any) to be in effect for the award and the cash consideration (if any) payable per share. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or achievement of specified performance goals. The plan administrator will have complete discretion to determine under what circumstances a participant may retain shares of unvested stock following termination of participant’s cessation of employment or service and the circumstances under which unvested stock may be forfeited.

Restricted stock units.   The 2006 Plan allows the plan administrator to grant restricted stock units to participants. Each restricted stock unit represents the right of a participant to receive one share of our common stock, or an amount based on the value of one share of our common stock, upon vesting of the restricted stock unit.

Each restricted stock unit will vest in one or more installments based on the achievement of performance goals or satisfaction of a specified term of service measured from the grant date, as determined by the plan administrator. Restricted stock units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the plan administrator. Payment will be made in cash, in shares of our common stock or in a combination of cash and stock, as determined by the plan administrator.

The plan administrator will have complete discretion to determine under what circumstances a participant may retain restricted stock units following termination of participant’s cessation of employment or service and the circumstances under which restricted stock units may be forfeited.

Performance units.   The 2006 Plan allows the plan administrator to grant performance units to participants contingent upon the attainment of written performance goals established prior to a particular performance period. Each performance unit allows the participant to receive an amount equal to the value of the unit, which is to be determined by the plan administrator at the time of grant.

At the time of grant, the plan administrator will establish a performance period during which the participant’s performance will be measured and will establish in writing performance goals for Tucows and its various operating units. The plan administrator, in its sole discretion, will establish the performance goals which may include the following criteria: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, cash return on assets, shareholder return or return on capital.

Each performance unit will have a maximum dollar value established by the plan administrator at the time of grant. Payment will be contingent upon the achievement of the pre-established goals by the end of the performance period. The measure of a unit may, in the plan administrator’s discretion, be equal to the fair market value of our common stock.

In determining the number of performance units to be granted to a participant, the plan administrator will consider such participant’s responsibility level, performance, potential, cash compensation level, other incentive awards and such other considerations it deems appropriate.

Upon completion of the performance period, a participant will be entitled to receive payment of an amount, not exceeding the maximum value of his or her performance units, based on the achievement of the performance goals as determined by the plan administrator. Payment will be made in cash or, in the plan administrator’s sole discretion, in shares of our common stock when such performance units are measured using our common stock. Such payments will be made in a lump sum or in installments and will be subject to other terms and conditions as determined by the plan administrator.

Dividend equivalent rights.   When the plan administrator makes an award under the 2006 Plan, the plan administrator may grant dividend equivalent rights in connection with such award. Dividend equivalent rights may be payable based on the achievement of specific performance goals.

Dividend equivalent rights may be paid to participants currently or may be deferred in the plan administrator’s discretion. In the event they are deferred, such dividend equivalent rights will be credited to bookkeeping accounts on our records for purposes of the 2006 Plan. Dividend equivalent rights may be accrued as a cash obligation or may be converted into restricted stock units for the participant. Deferred dividend equivalent rights may accrue interest in the plan administrator’s discretion.

Dividend equivalent rights may be payable in cash, in shares of our common stock or in a combination of cash and stock, as determined by the plan administrator.

Other stock-based awards.   The plan administrator may grant other awards not described above that are based on or measured by our common stock on such terms and conditions as the plan administrator deems appropriate. Such awards may be granted subject to performance goals or other conditions and may be payable in cash or shares of our common stock, or a combination of cash and stock as determined by the plan administrator.

Formula Option Grants to Directors.

Non-employee members of our board of directors will receive grants of non-qualified stock options pursuant to the formula option grant provisions of the 2006 Plan in connection with their service on the board or a committee of the board. All options granted under the formula option grant provisions will have an exercise price per share equal to the fair market value of the option shares on the date of grant and have a five-year term, subject to earlier termination following the director’s cessation of board service. The option will be immediately exercisable for all of the option shares.

Each individual who first becomes a non-employee board member on or after the effective date of the 2006 Plan will receive an automatic grant to purchase 15,000 shares of our common stock on the date he or she becomes a member of our board of directors. Each individual who is a committee member on the effective date of the 2006 Plan or who first becomes a committee member after the effective date of the 2006 Plan will receive an automatic grant to purchase 10,000 shares of our common stock with respect to each committee upon which such committee member sits as of the effective date of the 2006 Plan or such later date as the case may be.

In addition, on the date of each annual shareholders meeting, beginning with the 2006 annual meeting, each individual serving as a non-employee board member at that time will automatically be granted an option to purchase 5,000 shares of our common stock, provided such individual is a board member both immediately before and after the annual election of directors at such annual meeting. Each individual who is a committee member in office on the date of each annual shareholders meeting, beginning with the 2006 annual meeting, will automatically be granted an option to purchase 5,000 shares of our common stock with respect to each committee upon which such committee member sits as of such date, provided such individual is a committee member of such committee both immediately before and after the annual election of directors.

General Provisions.

Amendment and termination of plan.   Our board of directors may amend or modify the 2006 Plan at any time, subject to any shareholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market or AIM) on which our shares of common stock are at the time primarily traded. Our board of directors may make such amendments to the plan as it deems desirable or necessary, without the approval of the shareholders, except our board may not amend the 2006 Plan without shareholder approval to:

•       change the maximum number of shares of our common stock that may be issued under the 2006 Plan, whether as a fixed number of shares or as a fixed percentage of the number of shares outstanding from time to time (other than to reflect an adjustment for subsequent stock splits, stock dividends or other transactions as described below);

•       materially increase benefits to the plan’s participants, including any change to permit a repricing or decrease the exercise price of an option;

•       reduce the exercise price or purchase price or extend the term of any award which would benefit one of our insiders;

•       materially expand the class of participants eligible to participate in the 2006 Plan;

•       expand the types of awards provided under the 2006 Plan; or

•       increase the limits on the number of shares of our common stock issuable to plan participants who are insiders (as such term is defined in the rules of the Toronto Stock Exchange) above the 10% limits set forth in the 2006 Plan, and any shareholder approval required in respect of an amendment to increase such limits shall exclude the votes attaching to shares of our common stock, if any, held by plan participants who are insiders.

Except for those matters referred to above, all other amendments to the 2006 Plan made by the board will be made without shareholder approval.

Unless sooner terminated by our board of directors or extended by the board of directors with the approval of the shareholders, the 2006 Plan will terminate on the day immediately preceding the fourth anniversary of its effective date.

Adjustment provisions.   In the event of any stock dividend, spinoff, extraordinary distribution (whether in cash, securities or other property), recapitalization, reclassification, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2006 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted options, shares of restricted stock, restricted stock units, performance units, stock appreciation rights, dividend equivalent rights or other stock-based awards under the 2006 Plan per calendar year; (iii) the number and/or class of securities and for which option grants are subsequently made to non-employee directors under the formula option grant provisions and (iv) the number and/or class of securities subject to each outstanding option grant, restricted stock award, restricted stock unit, performance unit, stock appreciation right, dividend equivalent right or other stock-based award and the issue price (if any) payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2006 Plan or the outstanding awards thereunder.

Change of control of Tucows.   In the event of a change of control of Tucows (as defined under the 2006 Plan), the plan administrator may take any one or more of the following actions with respect to all awards outstanding under the 2006 Plan: (i) determine that outstanding awards will become fully vested on the date of the change of control or at such other time as the plan administrator determines; (ii) require participants to surrender outstanding options and stock appreciation rights in exchange for one or more payments by Tucows; (iii) terminate any or all unexercised options and stock appreciation rights at such time as the plan administrator deems appropriate; (iv) with respect to participants holding awards other than options or stock appreciation rights, determine that such participants will receive one or more payments in settlement of such awards; (v) terminate all unvested awards and require the surrender of any unvested shares subject to those awards; or (vi) determine that awards that remain outstanding after the change of control shall be assumed by the successor corporation or otherwise continued in effect.

Any such acceleration, surrender, termination, settlement or assumption will take place as of the date of the change of control or such other date as the Plan Administrator may specify.

Withholding taxes.   The plan administrator may provide one or more holders of awards with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the taxation of those awards. Alternatively, the plan administrator may, to the extent permitted by law, deduct from other wages paid by Tucows the amount of any withholding tax liability.

Shareholder rights and transferability.   No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise.

A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the 2006 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent rights may be paid or credited, either in cash or in shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.

Except as otherwise provided by the plan administrator, awards under the 2006 Plan are not assignable or transferable other than by will or the laws of inheritance following the holder’s death, and during the holder’s lifetime, the award may only be exercised by the holder.

Valuation.   For the purposes of the 2006 Plan, “fair market value” means:  (i) if our common stock is traded on a securities exchange, the NASDAQ National Market or AIM, the last reported sale price of the shares of our common stock on such exchange or market determined by the plan administrator to be the primary market for our common stock, at the close of regular hours trading on the relevant date; (ii) if our common stock is not traded on any such exchange or market, the mean between the last reported “bid” and “asked” prices of our common stock at the close of regular hours trading on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the plan administrator determines, or (iii) if our common stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the fair market value shall be as determined by the plan administrator. On September 30, 2006, the fair market value per share of our common stock based on the last reported sale price of our common stock at the close of regular hours trading on such date on the American Stock Exchange was $0.87.

Stock Awards—1996 Plan.

The following table sets forth, as to our Chief Executive Officer, our other most highly compensated executive officers (earning $100,000 or more for the year ended December 31, 2005) and the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 1996 Plan from January 1, 2005 through February 25, 2006, together with the weighted average exercise price per share in effect for such option grants.

Name and Position	Number of Shares Underlying Options Granted(#)	Weighted Average Exercise Price Per Share($)
Elliot Noss	—	—
Michael Cooperman	—	—
Ann Elliott	—	—
David Woroch	—	—
Judith Fields	—	—
All current executive officers as a group (5 persons)	—	—
Directors:
Stanley Stern	15,000	$0.85
Allen Karp	25,000	$0.93
Lloyd N. Morrisett	15,000	$0.85
Erez Gissin	5,000	$0.85
Eugene Fiume	15,000	$0.85
Jeffrey Schwartz	35,000	$0.88
Alan Lipton	5,000	$0.85
All current non-employee directors as a group (7 persons)	115,000	$0.88
All employees, including current officers who are not executive officers, as a group (54 persons)	346,875	$0.92

New Plan Benefits.

No stock options or other awards will be made under the 2006 Plan at any time prior to shareholder approval of the plan at the 2006 annual meeting. Because grants are made by the plan administrator to those persons whom the plan administrator determines in its discretion should receive grants, the benefits and amounts that may be received in the future by persons eligible to participate in the 2006 Plan are not determinable now, except for formula grants described below.

If such shareholder approval is obtained, then any new non-employee appointments to the board will each receive an automatic option grant for 15,000 shares of our common stock upon his election to the board. No new non-employee directors are up for election at the 2006 annual meeting. Any new non-employee committee members of our board of directors will each receive an automatic option grant for 10,000 shares of our common stock for each committee upon which such committee member sits. No new non-employee directors are standing for election to any committee at the 2006 annual meeting. There are currently four non-employee directors serving on board committees on the date of the 2006 annual meeting: Stanley Stern, Allen Karp, Lloyd N. Morrisett and Jeffrey Schwartz.

In addition, if such shareholder approval is obtained, the following non-employee members of our board will each receive an automatic option grant for 5,000 shares on the date of the 2006 annual meeting: Stanley Stern, Allen Karp, Lloyd N. Morrisett, Erez Gissin, Eugene Fiume and Jeffrey Schwartz. Each of the following committee members will receive an automatic option grant for 5,000 shares on the date of the 2006 annual meeting: Stanley Stern, Allen Karp, Lloyd N. Morrisett and Jeffrey Schwartz.

Each such grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date. For example, assuming a grant date of October 16, 2006, the exercise price per share of each option would be $0.87 and the fair market value per option grant of 5,000 shares would be $4,350.

Summary of Federal Income Tax Consequences.

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2006 Plan.

Option grants.   Options granted under the 2006 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive options.   No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount  realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-statutory options.   No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect the withholding taxes applicable to such income from the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock appreciation rights.   No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Stock awards.   The tax principles applicable to stock awards under the 2006 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Restricted stock units.   No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which a payment with respect to the unit, in shares or cash, is made to the holder. The amount of that income will be equal to the amount of the cash payment or the fair market value of any shares issued on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Performance units, dividend equivalent rights and other stock-based awards.   No taxable income is recognized upon receipt of a performance unit, dividend equivalent right or other stock-based award. The holder will recognize ordinary income in the year in which a payment with respect to that award is made to the holder. The amount of that income will be equal to the amount of the cash payment or the fair market value of any shares issued on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time of the payment. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of executive compensation.   We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the 2006 Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued pursuant to other awards under the 2006 Plan will be subject to the $1 million limitation.

Accounting Treatment.

Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R,  we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock units and all other awards under the 2006 Plan. Accordingly, stock options and stock appreciation rights which are granted to our employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on the January 1, 2006 effective date of the new accounting standards, with the grant date fair value of those unvested options to be expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the 2006 Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

Option grants and other awards made under the 2006 Plan to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of each such award as measured on each vesting date for that award. Accordingly, such charge will include the appreciation in the fair value of the award over the period between the grant date and each applicable vesting date.

Required Vote and Board Recommendation.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting on Proposal No. 2, provided that affirmative vote also represents at least majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the 2006 Plan. Should such approval not be obtained, then the 2006 Plan will not be implemented.

The Board of Directors believes that Proposal No. 2 is in our best interests and in the best interests of our stockholders and recommends a vote FOR the implementation of the 2006 Equity Compensation Plan.

PROPOSAL NO. 3
APPROVAL OF SECOND AMENDED AND RESTATED BYLAWS

In October 2006, our board of directors approved, and recommended to the shareholders for approval, the adoption of second amended and restated bylaws in the form attached hereto as Exhibit B. In this proxy statement, we refer to the second amended and restated bylaws in the form attached hereto as Exhibit B as the new bylaws.

Our existing bylaws were adopted before we became a public company in 1996. Since that time, the Pennsylvania Business Corporation Law has been amended in many respects. Although we have amended our bylaws in the past to allow us to increase the size of our board of directors and accomplish other matters, we have not updated our bylaws to be current with the provisions of the Pennsylvania Business Corporation Law. In addition, because our current bylaws were adopted before we became a public company and before our merger with Tucows Delaware in August 2001, we believe that some of the provisions in our current bylaws do not relate to our existing business and are not appropriate for a public company.

The new bylaws generally provide for more flexibility in handling corporate affairs than the current bylaws. Below is a summary of the substantive differences between the provisions of the new bylaws and our current bylaws as well as the reasons for the implementation of these provisions. The following is only a summary and you should review the provisions of the new bylaws attached to this proxy statement as Exhibit B.

Comparison of the new bylaws to the current bylaws.

Advance notice procedures. Our current bylaws do not contain advance notice procedures for our shareholders to nominate directors or propose other business to be brought before an annual or special meeting of shareholders.

As a publicly traded company, we believe that advance notice procedures are necessary to assure orderly and efficient meetings of our shareholders. Accordingly, the new bylaws provide rules for shareholders to properly bring a nomination or proposal before an annual shareholder meeting. These rules require that the shareholder must have given timely notice in writing to our secretary of the nomination or proposal and a proposal must otherwise be a proper matter for shareholder action. The new bylaws provide specific requirements for the content of a shareholder’s notice. According to the new bylaws, to be timely, a shareholder’s notice of a nomination or other proposal must be delivered as follows:

(1)              if the date of the annual meeting is not more than 30 days before and not more than 30 days after the first anniversary of the preceding year’s annual meeting, then not earlier than the close of business on the 90th day, and not later than the close of business on the 60th day, before the date on which we first mailed our proxy materials for the preceding year’s annual meeting of shareholders; and

(2)              if the date of the annual meeting is more than 30 days before or more than 30 days after the first anniversary of the preceding year’s annual meeting, then not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day before the annual meeting or the 10th day following the day on which public announcement, as defined in the new bylaws, of the date of the annual meeting is first made by us.

For special meetings of the shareholders, the new bylaws provide that only such business shall be conducted at a special meeting as shall have been brought before the special meeting by our notice of the special meeting. However, if we call a special meeting for the purpose of electing one or more directors, then shareholders may nominate candidates for election as specified in our notice, if the shareholder complies with notice requirements in the new bylaws and delivers the written notice to our secretary:

(1)              not earlier than the 90th day before the special meeting; and

(2)              not later than the close of business on the later of the 60th day before the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by our board of directors to be elected at the special meeting.

Principles of neutrality. Our current bylaws contain a provision entitled “Principles of Neutrality”. This provision was added to the current bylaws in 1993, long before we were a publicly traded company and at a time when our core business was much different than it is today. These provisions provide that we will not discriminate among publishers, and we will provide at a reduced or no charge to the end-user, a portion of our products and services to those who are worthy but needy, and, when valued at the market price thereof, two percent of our pre-tax income will be so allocated. We believe that some of these provisions related to the principal business of our predecessor company, Infonautics, Inc., and are not applicable to our current business and that the provisions concerning donations are impractical for a publicly traded company and are not in Tucows’ or our shareholders’ best interest. These provisions have been eliminated in the new bylaws.

The Board of Directors unanimously recommends a vote FOR the approval of the Second Amended and Restated Bylaws.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ratification of appointment.

KPMG LLP has served as our independent auditors since our merger with Tucows Delaware in August 2001.   The audit committee of our board of directors has appointed KPMG LLP as the independent auditors of Tucows and our subsidiaries for the year ending December 31, 2006. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditors.

AUDIT FEES AND ALL OTHER FEES

A summary of the fees of KPMG LLP for the years ended December 31, 2005 and 2004 are set forth below:

	2005 Fees	2004 Fees
Audit Fees(1)	$314,850	$131,000
Audit-Related Fees	—	—
Tax Fees(2)	63,400	96,400
All Other Fees(3)	33,000	—
Total Fees	$411,250	$227,400

(1)       Consists of fees and expenses for the audit of consolidated financial statements, the reviews of the Company’s quarterly reports on Form 10-Q and services associated with registration statements.

(2)       Consists of fees and expenses for tax consulting and review services.

(3)       Consists of fees and expenses for valuation services related to the Company’s intellectual property.

Audit committee pre-approval of audit and permissible non-audit services of independent auditors.

The audit committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. Under this policy, the audit committee pre-approves all audit and certain permissible accounting and non-audit services performed by the independent auditors. These permissible services are set forth on an attachment to the policy that is updated at least annually and may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the audit committee with an audit plan including proposed fees in advance of the annual audit. The audit committee approves the plan and fees for the audit.

With respect to non-audit and accounting services of our independent auditors that are not pre-approved under the policy, the employee making the request must submit the request to our chief financial officer. The request must include a description of the services, the estimated fee, a statement that the services are not prohibited services under the policy and the reason why the employee is requesting our independent auditors to perform the services. If the aggregate fees for such services are estimated to be less than or equal to $25,000, our chief financial officer will submit the request to the chairman of the audit committee for consideration and approval, and the engagement may commence upon the approval of the chairman. The chairman is required to inform the full audit committee of the services at its next meeting. If the aggregate fees for such services are estimated to be greater than $25,000, our chief financial officer will submit the request to the full audit committee for consideration and approval, generally at its next meeting or special meeting called for the purpose of approving such services. The engagement may only commence upon the approval of full audit committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. We believe that, under the SEC’s rules, all required reports for the 2005 fiscal year have been timely filed.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

All of the matters we knew about as of the time of the mailing of this proxy statement to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2007 annual meeting.

If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2007 you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by the Secretary, Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before December 31, 2006. As described above, if the Second Amended and Restated Bylaws in the form attached hereto as Exhibit A are approved by the shareholders, shareholders intending to present a proposal at the 2007 annual meeting, but not to include the proposal in our proxy statement, will have to comply with the advance notice procedures set forth in new bylaws. The new bylaws require that a shareholder submit a written notice of intent to present such a proposal that is received by our secretary no more than 90 days and no less than 60 days prior to the anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting. Therefore, we must receive notice of such proposal for the 2007 annual meeting no earlier than July 21, 2007 and no later than August 20, 2007. If the notice is received before July 21, 2007 or after August 20, 2007, it will be considered untimely and we will not be required to present it at the 2007 annual meeting.

If we do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Cost of proxy solicitation.

We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile and our regular employees may solicit proxies personally or by telephone but will not be specifically compensated for such services. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

By Order of the Board of Directors,

Michael Cooperman
Chief Financial Officer and Secretary

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—November 22, 2006

This Proxy is Solicited by the Board of Directors of Tucows Inc.

This Proxy is Solicited by the Board of Directors of Tucows Inc. for the Annual Meeting of Shareholders to be held on November 22, 2006, at 4:30 p.m. (local time) at the offices of the company: 96 Mowat Avenue, Toronto, Ontario, Canada.

The undersigned having duly received notice of the annual meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors’ recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Eugene Fiume, Erez Gissin, Allen Karp, Lloyd N. Morrisett, Elliot Noss and Jeffrey Schwartz.
Authority withheld for the following only: (Please strike through name above)
The Board of Directors unanimously recommends a vote “FOR” each of the nominees.
FOR	☐		AUTHORITY WITHHELD FOR ALL NOMINEES		☐
Proposal 2:	Approval and adoption of the 2006 Equity Compensation Plan
The Board of Directors unanimously recommends a vote “FOR” adoption of the 2006 Equity Compensation Plan.
FOR	☐	AGAINST	☐	ABSTAIN	☐
Proposal 3:	Approval and adoption of the Second Amended and Restated Bylaws
The Board of Directors unanimously recommends a vote “FOR” adoption of the Second Amended and Restated Bylaws.
FOR	☐	AGAINST	☐	ABSTAIN	☐
Proposal 4:	Ratification of KPMG LLP as Auditors
The Board of Directors unanimously recommends a vote “FOR” ratification.
FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

DATE	, 2006
SIGNATURE
SIGNATURE
Votes must be indicated (X) in Black

EXHIBIT A

TUCOWS INC.

2006 EQUITY COMPENSATION PLAN

1.                Purpose.

The purpose of the 2006 Equity Compensation Plan (the “Plan”) is to provide eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in Tucows Inc. (the “Company”). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

2.                Definitions.

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)          “Board” means the Company’s Board of Directors.

(b)         “Change of Control” shall be deemed to have occurred if:

(i)          Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 40% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 40% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)        The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 40% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(iii)       After the date on which this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(c)          “Code” means the Internal Revenue Code of 1986, as amended.

(d)         “Company” means Tucows Inc. and any successor corporation.

(e)          “Company Stock” means the common stock of the Company.

(f)    “Consultant” means a consultant or advisor of the Company or a subsidiary of the Company, provided that the Company can issue securities to such consultant or advisor under the Plan pursuant to exemptions from prospectus and registration requirements of applicable securities laws.

(g)   “Disability” means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

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(h)   “Dividend Equivalent” means an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Plan Administrator) of any dividend in consideration other than cash, paid by the Company on its Company Stock.

(i)    “Employee” means an employee of the Employer (including an officer or director who is also an employee).

(j)    “Employer” means the Company and its subsidiaries.

(k)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Plan Administrator.

(m)  “Fair Market Value” of Company Stock means (i) if the Company Stock is traded on a securities exchange, the Nasdaq National Market or AIM, the last reported sale price of Company Stock at the close of regular hours trading on the relevant date on the exchange or market determined by the Plan Administrator to be the primary market for the Company Stock, or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock at the close of regular hours trading on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Plan Administrator determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Plan Administrator.

(n)   “Grant” means an Option, Restricted Stock Unit, Stock Award, Performance Unit, SAR, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(o)   “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(p)   “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(q)   “Insider” means

(i)          every director or senior officer of the Company;

(ii)        every director or senior officer of a company that is itself an insider or subsidiary of the Company; and

(iii)       any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as the underwriter in the course of a distribution.

(r)           “Non-Employee Director” means a member of the Board who is not an Employee.

(s)    “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of an incentive stock option under section 422 of the Code.

(t)            “Option” means an option to purchase shares of Company Stock, as described in Section 7.

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(u)         “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 9, 10, 11 or 12(a) of the Plan), as described in Section 12.

(v)   “Participant” means an Employee, Non-Employee Director or Consultant designated by the Plan Administrator to participate in the Plan.

(w)  “Performance Unit” means an award of a performance unit as described in Section 11.

(x)   “Plan” means this Tucows Inc. 2006 Equity Compensation Plan, as in effect from time to time.

(y)   Plan Administrator” means the particular entity, whether the Compensation Committee, the Board or other committees or delegate thereof (in the event the Board or Compensation Committee has delegated its authority pursuant to Section 3), which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons then subject to its jurisdiction.

(z)   “Restricted Stock Unit” means an award of a phantom unit representing a share of Company Stock as described in Section 9.

(aa)    “SAR” means a stock appreciation right as described in Section 11.

(bb) “Section 16 Insider” means an officer or director of the Company subject to the short-swing profit liability provisions of Section 16 of the Exchange Act.

(cc) “Stock Award” means an award of Company Stock as described in Section 9.

(dd) “10% Shareholder” shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary).

(ee) “Withholding Taxes” shall mean all applicable income and employment taxes, social insurance, payroll taxes, contributions, payment on account obligations or other payments required to be withheld by the Employer in connection with a Grant.

3.                Administration.

(a)   The Plan shall be administered by the Compensation Committee of the Board with respect to grants to Section 16 Insiders. Administration of the Plan with respect to all other eligible persons may, at the Board’s discretion, be vested in the Compensation Committee or another committee appointed by the Board, or the Board may retain the power to administer the Plan with respect to such persons. However, any discretionary awards to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board. Administration of the formula option grants to Non-Employee Directors under Section 8 shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any award under that program.

(b)   The Board or Committee may delegate to one or more officers of the Company designated by the Board or the Compensation Committee, the authority to administer Grants to eligible persons other than directors or officers of the Company within specified guidelines established by the Board or the Compensation Committee and subject to applicable law.

(c)   The Plan Administrator shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or vesting period, including the criteria for exercisability or vesting and the acceleration of exercisability or vesting, (iv) amend the terms and conditions of any previously issued

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Grant, subject to the provisions of Section 19 below, and (v) deal with any other matters arising under the Plan.

(d)   The Plan Administrator shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Plan Administrator’s interpretations of the Plan and all determinations made by the Plan Administrator pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Plan Administrator shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.     Grants.   Grants under the Plan may consist of Options as described in Section 7, Restricted Stock Units as described in Section 9, Stock Awards as described in Section 10, Performance Units as described in Section 11 and SARs or Other Stock-Based Awards as described in Section 12. All Grants shall be subject to such terms and conditions as the Plan Administrator deems appropriate (but subject to the terms hereof) and as are specified in writing by the Plan Administrator to the Participant in the Grant Agreement.

5.     Shares Subject to the Plan.

(a)   Shares Authorized. The total aggregate number of shares of Company Stock that may be issued under the Plan is 5,000,000 shares, subject to adjustment as described in subsection (e) below.

(b)   Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan, subject to compliance with applicable law. If and to the extent outstanding Grants under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered prior to the issuance of shares of Company Stock, the shares reserved for such Grants shall again be available for issuance under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company pursuant to the Company’s repurchase rights under the Plan at a price per share not greater than the original issue price paid per share (subject to compliance with applicable securities legislation) shall again be available for issuance under the Plan. In addition, should the Exercise Price of an Option under the Plan be paid with shares of Company Stock, the authorized reserve of Company Stock under the Plan shall be reduced only by the net number of shares issued under the exercised Option. Should shares of Company Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of a Grant under the Plan, the number of shares of Company Stock available for issuance under the Plan shall be reduced only by the net number of shares issued with respect to that Grant. If SARs are exercised, only the net number of shares actually issued upon exercise of the SARs shall be considered issued under the Plan for purposes of this subsection (b). To the extent that Grants are paid in cash, and not in shares of Company Stock, any shares previously reserved for issuance pursuant to such Grants shall again be available for purposes of the Plan.

(c)   Individual Limits. The maximum aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described in subsection (e) below.

(d)   Insider Limits. The number of shares of Company stock issuable to all Participants who are Insiders in the aggregate, under this Plan and all other “security based compensation arrangements” (within the meaning of the rules of the Toronto Stock Exchange) of the Company, may not exceed ten percent (10%) of the outstanding shares of Company Stock and the number of shares of Company Stock

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issued to all Participants who are Insiders in the aggregate within any one (1) year period, under the Plan and all other security based compensation arrangements of the Company, may not exceed ten percent (10%) of the issued and outstanding shares of Company Stock.

(e)   Adjustments. In the event of a stock dividend, spinoff, extraordinary distribution (whether in cash, securities or other property), recapitalization, reclassification, stock split, or combination or exchange of shares, or any other event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, equitable adjustments shall be made to the maximum number and/or class of securities issuable under the Plan, the maximum number and/or class of securities for which any individual may receive Grants in any year, the number and/or class of securities for which option grants are subsequently to be made to Non-Employee Directors under Section 8, the number and/or class of securities covered by outstanding Grants, and the price per share or the applicable market value of such Grants. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits hereunder and such adjustments shall be final, binding and conclusive.

6.     Eligibility for Participation.

All Employees, including Employees who are officers or members of the Board, all Non-Employee Directors and all Consultants shall be eligible to participate in the Plan.

7.     Options.

(a)   General Requirements. The Plan Administrator may grant Options to an eligible person upon such terms and conditions as the Plan Administrator deems appropriate under this Section 7. The Plan Administrator shall determine the number of shares of Company Stock that will be subject to each Grant of Options under the Plan.

(b)   Type of Option, Price and Term.

(i)          The Plan Administrator may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options shall be subject to the provisions of subsection (f) below.

(ii)        The Exercise Price of Company Stock subject to an Option shall be determined by the Plan Administrator and may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted.

(iii)       The Plan Administrator shall determine the term of each Option, which shall not exceed seven years from the date of grant.

(c)   Exercisability of Options.

(i)          Options shall become exercisable in accordance with such terms and conditions as may be determined by the Plan Administrator and specified in the Grant Agreement. The Plan Administrator may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)        Subject to compliance with applicable law, the Plan Administrator may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period (subject to compliance with applicable law) and such other restrictions as the Plan Administrator deems appropriate.

(iii)       Options granted to U.S. persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Plan Administrator, upon the

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Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)   Termination of Employment or Service. Except as otherwise provided in the Grant Agreement, in the event of the termination of a Participant’s employment or service, for any reason (whether or not for cause) other an as a result of death or Disability of the Participant, the Participant may exercise all of the Participant’s options which have vested and are exercisable on the date of resignation or notice of termination of the Participant’s employment or service (the “Termination Date”), as the case may be, until the earlier of the expiry date(s) of the Options and the date that is three (3) months from the Termination Date, or such other date as may be determined by the Plan Administrator, and approved by the stock exchange on which the shares of the Company trade. In the event of the termination of a Participant’s employment or service as a result of the death or Disability of the Participant, all of the Participant’s Options which have vested and are exercisable as at the date of death or Disability (such date, also the “Termination Date”) shall be exercisable until the earlier of the expiry date(s) of the Options and the date that is one (1) year from the Termination Date, or such other date as may be determined by the Plan Administrator, and approved by the stock exchange on which the shares of the Company trade to the extent required by the rules of such stock exchange. Except as otherwise determined by the Plan Administrator, in the event of the termination of the Participant’s employment or service for any reason as contemplated in this Section 7(d), all of the Participant’s Options which have not vested on the Termination Date shall expire and terminate and be of no further force and effect, as of that date.

(e)   Payment of Exercise Price. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Plan Administrator and subject to compliance with applicable law, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, or (iii) by such other method as the Plan Administrator may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required Withholding Taxes, must be received by the time specified by the Plan Administrator depending on the type of payment being made.

(f)    Limits on Incentive Stock Options.

(i)          Incentive Stock Options may only be granted to Employees.

(ii)        Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

(iii)       If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

(g)   Shareholder Rights. The holder of an Option shall have no shareholder rights with respect to the shares subject to the Option until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

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8.     Formula Option Grants to Non-Employee Directors; Grants to Committee Members.

A Non-Employee Director or a Non-Employee Director who is a member of a committee of the Board (a “Committee Member”) shall be entitled to receive Nonqualified Stock Options in accordance with this Section 8.

(a)   Initial Grant. Each Non-Employee Director who first becomes a member of the Board on or after the effective date of this Plan (as specified in Section 19), will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock immediately upon the date he or she becomes a member of the Board.

Each Committee Member on the effective date of this Plan (as specified in Section 18) will receive a grant of a Nonqualified Stock Option to purchase 10,000 shares of Company Stock with respect to each committee such Committee Member sits on as of such date. Each Committee Member who first becomes a Committee Member after the effective date of this Plan (as specified in Section 18), will receive a grant of a Nonqualified Stock Option to purchase 10,000 shares of Company Stock with respect to each committee such Committee Member sits on immediately upon the date he or she becomes a Committee Member.

(b)   Annual Grants. On each date that the Company holds its annual meeting of shareholders, commencing with the 2006 calendar year, each Non-Employee Director in office both immediately before and after the annual election of directors will receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock. The date of grant of such annual Grants shall be the date of such annual meeting of shareholders.

On each date that the Company holds its annual meeting of shareholders, commencing with the 2006 calendar year, each Committee Member in office both immediately before and after the annual election of directors will receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock with respect to each committee such Committee Member sits on as of such date. The date of grant of such annual Grants shall be the date of such annual meeting of shareholders.

(c)   Option Price. The exercise price per share of Company Stock subject to an Option granted under this Section 8 shall be equal to the Fair Market Value of a share of Company Stock on the date of grant.

(d)   Option Term. The term of each Option granted pursuant to this Section 8 shall be five (5) years.

(e)   Exercisability. Options granted under this Section 8 shall be fully and immediately exercisable upon the date of grant.

(f)    Applicability of Plan Provisions. Except as otherwise provided in, and not inconsistent with, this Section 8, the Nonqualified Stock Options granted to Non-Employee Directors and Committee Members shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other Participants.

9.     Restricted Stock Units.

(a)   General Requirements. The Plan Administrator may grant Restricted Stock Units to an eligible person upon such terms and conditions as the Plan Administrator deems appropriate under this Section 9. Each Restricted Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. The Plan Administrator shall determine the number of Restricted Stock Units to be granted and the requirements applicable to such Restricted Stock Units. All Restricted Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b)   Terms of Restricted Stock Units. The Plan Administrator may grant Restricted Stock Units that are payable on terms and conditions determined by the Plan Administrator, which may include payment based on achievement of performance goals or satisfaction of specified service requirements. Restricted

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Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Plan Administrator.

(c)   Payment With Respect to Stock Units. Payment with respect to Restricted Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Plan Administrator.

(d)   Requirement of Employment or Service. The Plan Administrator shall determine in the Grant Agreement under what circumstances a Participant may retain Restricted Stock Units after termination of the Participant’s employment or service, and the circumstances under which Restricted Stock Units may be forfeited.

(e)   Shareholder Rights. The Participant shall not have any shareholder rights with respect to the shares of Company Stock subject to a Restricted Stock Unit until that award vests and the shares of Company Stock are actually issued thereunder.

10.   Stock Awards.

(a)   General Requirements. The Plan Administrator may issue shares of Company Stock to an eligible person under a Stock Award upon such terms and conditions as the Plan Administrator deems appropriate under this Section 10 subject to the requirements of applicable law. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to such vesting restrictions, as determined by the Plan Administrator. The Plan Administrator may establish vesting conditions on Stock Awards which shall lapse over a period of time or according to such other criteria as the Plan Administrator deems appropriate, including the achievement of specific performance goals. The Plan Administrator shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b)   Requirement of Employment or Service. The Plan Administrator shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c)   Restrictions on Transfer. A Participant may not sell, assign, transfer, pledge or otherwise dispose of an unvested Stock Award except upon death as described in Section 15(a). Unvested shares issued pursuant to Stock Awards may, in the Plan Administrator’s discretion, be held in escrow by the Company until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

(d)   Shareholder Rights. Subject to the restrictions on transfer under Section 10(c) above, the Participant shall have full shareholder rights with respect to any shares of Company Stock issued to the Participant under a Stock Award, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

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11.   Performance Units.

(a)   General Requirements. The Plan Administrator may grant Performance Units to an eligible person upon such terms and conditions as the Plan Administrator deems appropriate under this Section 11. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Plan Administrator at the time of grant.

(b)   Performance Period. At the time of grant of each Performance Unit, the Plan Administrator shall establish a performance period during which performance shall be measured (“Performance Period”). There may be more than one grant in existence at any one time, and Performance Periods may differ.

(c)   Performance Goals. Prior to the beginning of a Performance Period, the Plan Administrator shall establish in writing performance goals for the Company and its various operating units (“Performance Goals”). The Performance Goals will be comprised of specified levels of one or more performance criteria as the Plan Administrator may deem appropriate such as: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, cash return on assets, shareholder return, or return on capital. The Plan Administrator may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals. Awards of Performance Units may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies, meets or exceeds an objective target established by the Plan Administrator.

(d)   Performance Measures. Performance Units shall be granted to a Participant contingent upon the attainment of Performance Goals in accordance with Section 11(c).

(e)   Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the grant. Performance Units earned will be determined by the Plan Administrator in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the Plan Administrator’s discretion, be equal to the Fair Market Value of a share of Company Stock.

(f)    Grant Criteria. In determining the number of Performance Units to be granted to any Participant, the Plan Administrator shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

(g)   Payment. Following the end of a Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Plan Administrator. Payment of Performance Units shall be made in cash, except that, in the discretion of the Plan Administrator, Performance Units which are measured using Company Stock may be paid in shares of Company Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Plan Administrator.

12.   Stock Appreciation Rights and Other Stock-Based Awards.

(a)   SARs. The Plan Administrator may grant SARs to an eligible person separately or in tandem with an Option. The following provisions shall be applicable to SARs:

(i)    Base Price. The Plan Administrator shall establish the base price of the SAR at the time the SAR is granted. The base price of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

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(ii)   Tandem SARs. The Plan Administrator may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(iii)  Exercisability. An SAR shall be exercisable during the period specified by the Plan Administrator in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Plan Administrator may grant SARs that are subject to achievement of performance goals or other conditions. The Plan Administrator may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Plan Administrator shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise an SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable.

(iv)  Grants to Non-Exempt Employees. SARs granted to U.S. persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Plan Administrator, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(v)    Settlement of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

(vi)  Form of Payment. The Plan Administrator shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(b)   Other Stock-Based Awards. The Plan Administrator may grant other awards not specified in Sections 7, 9, 10, 11 or 12(a) above that are based on or measured by Company Stock to eligible persons, on such terms and conditions as the Plan Administrator deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Plan Administrator in the Grant Agreement.

13.   Dividend Equivalents.

(a)   General Requirements. When the Plan Administrator makes a Grant under the Plan, the Plan Administrator may grant Dividend Equivalents in connection with the Grant, under such terms and conditions as the Plan Administrator deems appropriate under this Section 13. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Plan Administrator. All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or

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may be converted to Restricted Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Plan Administrator. The Plan Administrator may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.

(b)   Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Plan Administrator.

14.   Deferrals.

The Plan Administrator may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Plan Administrator shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code and applicable provisions of the Income Tax Act (Canada).

15.   Withholding of Taxes.

(a)   Required Withholding. All Grants under the Plan shall be subject to satisfaction of all applicable Withholding Taxes. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any Withholding Taxes that the Company is required to withhold with respect to such Grants, or the Company may at its sole discretion and to the extent permitted by law, deduct from other wages paid by the Company the amount of any Withholding Taxes due with respect to such Grants.

(b)   Election to Withhold Shares. If the Plan Administrator so permits, a Participant may elect to satisfy the Withholding Taxes with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate. The election must be in a form and manner prescribed by the Plan Administrator.

16.   Transferability of Grants.

(a)   Restrictions on Transfer. Except as described below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)   Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing but subject to applicable securities legislation, the Plan Administrator may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Plan Administrator may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

17.   Consequences of a Change of Control.

In the event of a Change of Control, the Plan Administrator may take any one or more of the following actions with respect to all outstanding Grants, without the consent of any Participant: (i) the Plan Administrator may determine that outstanding Options and SARs shall become fully exercisable, and restrictions on outstanding Stock Awards, Restricted Stock Units and Performance Units shall lapse so that such grants shall become fully vested, as of the date of the Change of Control or at such other time as the Plan Administrator determines, (ii) the Plan Administrator may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or

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Company Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price (or the Base Price), if any, payable in accordance with the same exercise or vesting schedule applicable to those Grants and on such other terms as the Plan Administrator determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Plan Administrator may terminate any or all unexercised Options and SARs at such time as the Plan Administrator deems appropriate, (iv) with respect to Participants holding Restricted Stock Units, Performance Units, Other Stock-Based Awards or Dividend Equivalents, the Plan Administrator may determine that such Participants shall receive one or more payments in settlement of such Restricted Stock Units, Performance Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form and on such terms as may be determined by the Plan Administrator (including payment in accordance with the same vesting schedule applicable to those Grants), (v) the Plan Administrator may terminate all unvested Restricted Stock Units, Performance Units, Other Stock-Based Awards or Dividend Equivalent Rights and require the surrender of any unvested shares subject to Stock Awards or (vi) the Plan Administrator may determine that Grants that remain outstanding after the Change of Control shall be assumed by the successor corporation or otherwise continued in effect. Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Plan Administrator may specify.

(a)   Other Transactions. The Plan Administrator may provide in a Grant Agreement that a sale or other transaction involving a subsidiary or other business unit of the Company shall be considered a Change of Control for purposes of a Grant, or the Plan Administrator may establish other provisions that shall be applicable in the event of a specified transaction.

18.   Requirements for Issuance of Shares.

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Plan Administrator. The Plan Administrator shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Plan Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

19.   Effective Date, Amendment and Termination of the Plan.

(a)   Effective Date. The Plan shall become effective upon its adoption by the shareholders at the 2006 Annual Shareholders Meeting.

(b)   Amendment. The Board may amend or terminate the Plan at any time; provided, however, no amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement. In addition, amendments to the Plan shall be subject to approval of the shareholders and regulatory authorities to the extent required by applicable law or regulation or pursuant to the rules or listing standards of any securities exchange (or the Nasdaq National Market or AIM) on which the Company Stock is traded. For greater specificity, the Board may make such amendments to the Plan as it deems desirable or necessary, without the approval of the Company’s shareholders, except any such amendment to:  (i) change the maximum number of shares of Company Stock that may be issued under the Plan, whether as a fixed number of shares or as a fixed

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percentage of the number of shares outstanding from time to time (other than to reflect an adjustment pursuant to Section 5(e), unless otherwise required by any securities exchange or market on which the shares of the Company are listed); (ii) materially increase benefits to Participants, including any change to permit a repricing or decrease the exercise price of an Option; (iii) reduce the exercise price or purchase price or extend the term of any Grant under the Plan which would benefit an Insider; (iv) materially expand the class of participants eligible to participate in the Plan; (v) expand the types of awards provided under the Plan; or (vi) increase the limits on the number of shares of Company Stock issuable to Participants who are Insiders, as set forth in section 5(d), and any shareholder approval required in respect of an amendment to increase such limits shall exclude the votes attaching to shares of Company Stock, if any, held by Participants who are Insiders. Notwithstanding anything in the Plan to the contrary but subject to this section 19(b), the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(c)   Termination of Plan. The Plan shall terminate on the day immediately preceding the fourth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Plan Administrator with respect to an outstanding Grant.

20.   Miscellaneous.

(a)   Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to Section 16 Insiders, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Plan Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Plan Administrator may also adopt rules regarding the withholding of taxes on payments to Participants. The Plan Administrator may, in its sole discretion, agree to limit its authority under this Section.

(b)   Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c)   Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(d)   Participation Voluntary. The participation of any Participant of the Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring any rights or privileges, other than those rights and privileges expressly provided in the Plan. In particular, participation in the Plan does not constitute a condition of employment, appointment or engagement to provide services, or constitute a commitment on the part of the Employer to continued employment, appointment or engagement to provide services, and

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neither the Plan nor any Grant under the Plan shall be construed as granting a Participant a right to be retained as an Employee, Non-Employee Director or Consultant or a claim or right to any future Grants under the Plan. Neither the Plan nor any action taken hereunder shall interfere with the right of the Employer to terminate the employment, appointment or provision of services of such Participant at any time. The payment of any sum of money in cash in lieu of notice of termination of employment, appointment or provision of services shall not be considered as extending the period of employment, appointment or the provision of services for the purposes of the Plan.

(e)   No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Plan Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)    Employees Resident Outside the United States. With respect to Participants who are resident in countries other than the United States, the Plan Administrator may make Grants on such terms and conditions as the Plan Administrator deems appropriate to comply with the laws of the applicable countries, and the Plan Administrator may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(g)   Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws provisions thereof.

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EXHIBIT B

TUCOWS INC.

(a Pennsylvania corporation)

SECOND AMENDED AND RESTATED

BYLAWS

As amended and restated effective __________, 2006

SECOND AMENDED AND RESTATED BYLAWS

OF

TUCOWS INC.

ARTICLE I
MEETINGS OF SHAREHOLDERS

SECTION 1. PLACE OF MEETINGS.

Meetings of the shareholders shall be held at such geographic location within or without the Commonwealth of Pennsylvania as shall be designated by the Board of Directors or the person or persons calling the meeting. If a meeting of the shareholders is held by means of the Internet or other electronic communications technology in a fashion pursuant to which the shareholders have the opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders and pose questions to the directors, the meeting need not be held at a particular geographic location.

SECTION 2. ANNUAL MEETINGS.

The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held after the close of the Corporation’s fiscal year on such date and at such time as shall be designated by the Board of Directors.

SECTION 3. SPECIAL MEETINGS.

Except as otherwise required by law, special meetings of shareholders may be called, at any time, only by the Chief Executive Officer, the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). At any time, upon written request of any person who has called a special meeting, it shall be the duty of the Secretary to fix the time of the meeting which shall be held not more than 60 days after the receipt of the request. If the Secretary neglects or refuses to fix the time of the meeting, the person or persons calling the meeting may do so.

SECTION 4. NOTICE OF MEETINGS.

(a)  General. Written notice of every meeting of the shareholders shall be given by, or at the direction of, the Secretary or other authorized person to each shareholder of record entitled to vote at the meeting at least (i) ten days prior to the day named for a meeting (and, in case of a meeting called to consider a merger, consolidation, conversion, share exchange or division, to each shareholder of record not entitled to vote at the meeting) called to consider a fundamental change under 15 Pa.C.S. Chapter 19 or (ii) five days prior to the day named for the meeting in any other case. In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted.

(b) Waiver of Notice. Whenever written notice is required to be given, a waiver thereof in writing, signed by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, the meeting need be specified in the waiver of notice of such meeting. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

SECTION 5. RECORD DATE.

(a)  Fixing Record Date. In order to determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which shall not precede the date on which the Board of Directors so acts and which, except in the case of an adjourned meeting, shall not be more than 90 days prior to the date of such meeting. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Determination When a Record Date is Not Fixed. If a record date is not fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

(c)  Certification by Nominee. The Board of Directors may adopt a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

SECTION 6. VOTING LISTS.

The officer or agent having charge of the transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list, the Corporation may make the information therein available at the meeting by any other means.

SECTION 7. QUORUM; ADJOURNMENTS.

A meeting of shareholders of the Corporation duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Any regular or special meeting of the shareholders, including one at which directors are to be elected and one which cannot be organized because a quorum has not attended, may be adjourned for such period and to such place as the shareholders present and entitled to vote shall direct. Those shareholders entitled to vote who attend a meeting called for the election of directors that has previously been adjourned for lack of a quorum, although less than a quorum as fixed herein, shall nevertheless constitute a quorum for the purpose of electing directors. In other cases, those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed herein, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting, provided that the notice of the meeting states that those shareholders who attend such adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter set forth in the notice. If a proxy casts a vote on behalf of a shareholder on any issue other than a procedural motion considered at a meeting of shareholders, the shareholder shall be deemed to be present during the entire meeting for purposes of determining whether a quorum is present for consideration of any other issue.

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SECTION 8. ORGANIZATION.

Every meeting of the shareholders shall be presided over by the Chairman of the Board, if any, or, if the Chairman of the Board is not present (or, if there is none), one of the following persons in the order stated:  (i) the Chief Executive Officer, if one has been appointed; (ii) the President; (iii) a Vice President; (iv) if none of the individuals named in clauses (i), (ii) or (iii) is present, such person who may have been chosen by the Board of Directors; or (v) if no individual named in clause (iv) is present, a chairman to be chosen by the shareholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or such other person as may be appointed by the Chairman of the meeting, shall act as Secretary of the meeting.

SECTION 9. USE OF CONFERENCE TECHNOLOGY OR OTHER ELECTRONIC TECHNOLOGY.

To the extent so determined by resolution of the Board of Directors, the presence or participation, including voting and taking other action, at a meeting of shareholders, or the expression of consent or dissent to corporate action, by a shareholder by conference telephone or other electronic means, including, without limitation, the Internet, shall constitute the presence of, or vote or action by, or consent or dissent of the shareholder for purposes of the Pennsylvania Business Corporation Law, the Articles of Incorporation and these Second Amended and Restated Bylaws.

SECTION 10. VOTING RIGHTS OF SHAREHOLDERS.

Except as otherwise provided in the Articles of Incorporation or by law, every shareholder of record shall be entitled to one vote for every share standing in such shareholder’s name on the books of the Corporation. Every shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy.

SECTION 11. ACTION BY SHAREHOLDERS.

Except as otherwise provided in the Pennsylvania Business Corporation Law or the Articles of Incorporation or these Second Amended and Restated Bylaws, whenever any corporate action is to be taken by vote of the shareholders of the Corporation, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class. Voting by the shareholders for the election of directors, or on any other matter, may but need not be by written ballot. The shareholders of the Corporation shall not be entitled to take any action by unanimous written consent or partial written consent in lieu of a meeting.

SECTION 12. NOTICE OF SHAREHOLDER BUSINESS; NOMINATIONS.

(a)  Annual Meetings of Shareholders.

(i)            Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders shall be made at an annual meeting of shareholders:

(A)               pursuant to the Corporation’s notice of such meeting;

(B)               by or at the direction of the Board of Directors; or

(C)               by any shareholder of the Corporation who was a shareholder of record at the time of the giving of the notice provided for in this Section 12, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 12.

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(ii)        For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (C) of subparagraph (a)(i) of this Section 12, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation:

(A)               if the date of the annual meeting is not more than 30 days before and not more than 30 days after the first anniversary of the preceding year’s annual meeting, then not earlier than the close of business on the 90th day, and not later than the close of business on the 60th day, prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders; and

(B)               if the date of the annual meeting is more than 30 days before or more than 30 days after the first anniversary of the preceding year’s annual meeting, then not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined herein) of the date of such meeting is first made by the Corporation.

(iii)       The shareholder’s notice described in subparagraph (a)(ii) of this Section 12 shall set forth:

(A)               as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(B)               as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(C)               as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(1)       the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner; and

(2)       the class and number of shares of the Corporation that are owned beneficially and held of record by such shareholder and such beneficial owner.

(b)          Special Meetings of Shareholders.

(i)          Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting.

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(ii)        Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting:

(A)               by or at the direction of the Board of Directors; or

(B)               provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 12.

(iii)       If the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, then any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by subparagraph (a)(ii) of this Section 12 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation:

(A)               not earlier than the 90th day prior to such special meeting; and

(B)               not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c)           General.

(i)           Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law or these Second Amended and Restated Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

(ii)          For purposes of this Section 12, the term “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii)         Notwithstanding the foregoing provisions of this Section 12, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 12 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

SECTION 13. JUDGES OF ELECTION

In advance of any meeting of shareholders, the Board of Directors may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are

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not so appointed, the presiding officer of any such meeting may, and on the request of any shareholder shall, make such appointment at the meeting. The number of judges shall be one or three. No person who is a candidate for office to be filled at the meeting shall act as a judge. In case any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof. The judge or judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies, shall receive votes or ballots, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes and determine the result and shall do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judge or judges of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all. On request of the presiding officer of the meeting, or of any shareholder, the judge or judges shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

ARTICLE II

DIRECTORS

SECTION 1. POWERS OF DIRECTORS.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall exercise all powers that may be exercised or performed by the Corporation and that are not by statute, the Articles of Incorporation or these Second Amended and Restated Bylaws directed to be exercised or performed by the shareholders.

SECTION 2. NUMBER, ELECTION AND TERM OF OFFICE.

The total number of members of the Board of Directors shall be not less than three nor more than nine, as determined from time to time by the Board of Directors. Directors need not be shareholders of the Corporation. The directors shall be elected by the shareholders at the annual meeting or at any special meeting called for such purpose. Except as otherwise required by law, each director shall hold office until the next annual meeting of the shareholders and until his or her successor has been duly selected and qualified or until his or her earlier death, resignation or removal.

SECTION 3. RESIGNATION; REMOVAL; VACANCIES.

(a)           Resignation. Any director may resign at any time upon written notice to the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery of such written notice to the Corporation.

(b)          Removal. The entire Board of Directors or any individual director may be removed from office without assigning any cause by vote of the shareholders entitled to vote thereon. In case the Board of Directors or any one or more directors are so removed, new directors may be elected at the same meeting. The Board of Directors may declare vacant the office of a director if said director: (i) has been judicially declared of unsound mind; (ii) has been convicted of an offense punishable by imprisonment for a term of more than one year; or (iii) if within 60 days after notice of his or her election, said director does not accept such office either in writing or by attending a meeting of the Board of Directors and fulfilling

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such other requirements of qualification as these Second Amended and Restated Bylaws or the Articles of Incorporation may provide.

(c)           Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the Board of Directors though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until the next annual meeting of the shareholders and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

SECTION 4. MEETINGS OF DIRECTORS.

(a)           Regular Meetings. Regular meetings of the Board of Directors may be held at such places, within or without the Commonwealth of Pennsylvania, and at such times as the Board of Directors may from time to time determine. Notice of regular meetings need not be given if the dates, times and places thereof are fixed by resolution of the Board of Directors.

(b)          Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the Commonwealth of Pennsylvania, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally or in writing, by the person or persons calling the meeting to all directors at least four days before the meeting if the notice is mailed (which shall be by first class, registered or certified mail), or at least 48 hours before the meeting if such notice is given by e-mail, telephone, hand delivery, overnight or similar courier, telegram, telex, mailgram, facsimile or similar communication method.

(c)           Quorum. Except as otherwise provided by these Second Amended and Restated Bylaws, a majority of the directors in office of the Corporation shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors. Every director shall be entitled to one vote.

(d)          Use of Technology. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

(e)           Organization. Meetings of the Board of Directors shall be presided over:  (i) by the Chairman of the Board; (ii) in the absence of the Chairman of the Board, by the President (if a director); and (iii) in the absence or ineligibility of the President, by a chairman chosen at the meeting by a majority of those directors present. The Secretary, or such other person as the chairman of the meeting may appoint, shall act as secretary of the meeting.

SECTION 5. ACTION BY WRITTEN CONSENT.

Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the Secretary of the Corporation. Written consents representing actions taken by the Board of Directors or committee may be executed by telex, telecopy, or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

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SECTION 6. COMPENSATION OF DIRECTORS.

Directors, as such, may receive, pursuant to a resolution of the Board of Directors, fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

SECTION 7. LIMITATION ON DIRECTORS’ PERSONAL LIABILITY.

No director of the Corporation shall be personally liable for monetary damages for any action taken or failure to take any action unless the director has breached or failed to perform the duties of  his or her office under  15 Pa.C.S. Chapter 17, Subchapter B and the breach or failure to perform the duties of his or her office constitutes self-dealing, willful misconduct or recklessness; provided, however, the foregoing provision shall not eliminate or limit the liability of a director (i) for any responsibility or liability of a director pursuant to any criminal statute, or (ii) for any liability of a director for the payment of taxes pursuant to local, state or federal law. Any amendment or repeal of this Section 7 or adoption of any Bylaw or provision of the Articles of Incorporation which has the effect of increasing director liability shall operate prospectively only and shall not have any effect with respect to any action taken, or any failure to act, by a director prior thereto.

ARTICLE III

COMMITTEES

SECTION 1. EXECUTIVE COMMITTEE.

The Board of Directors may by resolution designate one or more directors in addition to the Chairman of the Board to constitute an Executive Committee. The Chairman of the Board shall be a member of the Executive Committee by virtue of his office. The Executive Committee, in the intervals between the meetings of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except that the Executive Committee (or any other committee) shall not have any power or authority as to (i) the submission to shareholders of any action requiring approval of the shareholders under the Pennsylvania Business Corporation Law; (ii) the creation or filling of vacancies in the Board of Directors; (iii) the adoption, amendment or repeal of the Second Amended and Restated Bylaws; (iv) the amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; or (v) action on matters committed by the Second Amended and Restated Bylaws or resolution of the Board of Directors exclusively to another committee of the Board of Directors. A majority of the Executive Committee shall constitute a quorum, and the vote of a majority of the members present at or so participating in any meeting at which a quorum is present shall be the act of the Executive Committee.

SECTION 2. OTHER COMMITTEES.

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more other committees, to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Each such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise such powers and authority as the Board of Directors shall provide in the resolution designating such committee subject to the limits set forth in Section 1 of this Article III.

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SECTION 3. DESIGNATION BY COMMITTEES OF ALTERNATE MEMBERS.

In the absence or disqualification of any member of any committee other than the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Alternate members of the Executive Committee shall be designated only by a majority of the whole Board of Directors.

SECTION 4. COMMITTEE PROCEDURE.

The Board of Directors may establish reasonable rules and regulations for the conduct of the proceedings of any committee and may appoint a chairman of the committee who shall be a member thereof and a secretary of the committee who need not be a member thereof. To the extent that the Board of Directors shall not exercise such powers, they may be exercised by the committee, subject always to the power of the Board of Directors to change such action.

SECTION 5. COMMITTEE MEETINGS.

Each committee shall meet at the call of its chairman or any two regular members of such committee upon 24 hours’ written or oral notice to each member of such committee. The presence or telephone participation (or participation by means of other electronic communication) of members (regular or alternate) of any committee equal in number to a majority of the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at or so participating in any meeting at which a quorum is present shall be the act of the committee.

SECTION 6. COMMITTEE REPORTS.

At each regular meeting of the Board of Directors, each committee shall report to the Board of Directors the substance of all action taken by such committee since the date of its last report to the Board of Directors. Each report shall be filed with the minutes of the meeting of the Board of Directors to which it is presented, as part of the corporate records.

SECTION 7. TERM OF COMMITTEES.

Each committee of the Board of Directors, and the members thereof, shall serve at the pleasure of the whole Board of Directors.

ARTICLE IV

OFFICERS

SECTION 1. ENUMERATION.

The officers of the Corporation shall consist of executive officers, who shall be appointed by the Board of Directors, and non-executive officers, who may be appointed by the Board of Directors and/or the Chief Executive Officer. The Board of Directors shall choose a Chairman of the Board, a President, a Treasurer and a Secretary and may choose a Vice Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer and an Executive Vice President or Executive Vice Presidents and such other executive officers and agents as it shall deem necessary or appropriate. All such persons (other than the Treasurer, the Secretary and, in the event that such person is not an employee of the Corporation or one of its subsidiaries, the Vice Chairman) will be executive officers of the Corporation and shall exercise such powers and perform such duties as shall from time to time be determined by the Board of Directors. In addition to the executive officers, the Board of Directors and/or the Chief Executive Officer may also appoint or designate such Senior Vice Presidents (if any) and Vice Presidents (if any) in

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non-executive officer or non-officer capacities, as the Board of Directors, or the Chief Executive Officer, may from time to time determine. The Chairman of the Board shall be a member of the Board of Directors. Any number of offices may be held by the same person.

SECTION 2. CHAIRMAN OF THE BOARD.

The Chairman of the Board shall, if present, preside at meetings of the Board of Directors and, at his or her discretion, may preside at all meetings of shareholders and, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to the Chairman of the Board from time to time by the Board of Directors. The Chairman of the Board, by virtue of his or her office, shall be a member of the Executive Committee, if any. In the event of a tie in the voting on any matter brought before the Board of Directors or the Executive Committee at any meeting, the Chairman of the Board shall cast the deciding vote.

SECTION 3. CHIEF EXECUTIVE OFFICER.

The Chief Executive Officer, if any, shall, subject to the control of the Board of Directors, have direct charge of the business and daily affairs of the Corporation. The Chief Executive Officer shall, subject to the direction of the Board of Directors, perform such executive, supervisory and management functions and duties as may be assigned to the Chief Executive Officer from time to time by the Board of Directors or by the Chairman of the Board (if the Chairman of the Board be so authorized by the Board of Directors). He or she may sign and execute, in the name of the Corporation, all authorized deeds, leases, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

SECTION 4. PRESIDENT.

The President shall perform all duties assigned to him or her from time to time by the Chief Executive Officer or by the Board of Directors and shall have responsibility for overseeing the operations of the Corporation. If requested by the Chief Executive Officer or by the Board of Directors, the President may sign all certificates, documents or other instruments which Section 3 of this Article IV authorizes the Chief Executive Officer to sign. Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

SECTION 5. CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER.

The Chief Financial Officer and the Chief Operating Officer, if any, shall, subject to the direction of the Board of Directors, perform such executive, supervisory and management functions and duties as may be assigned to each of them, respectively, from time to time by the Board of Directors, the Chairman of the Board (if the Chairman of the Board be so authorized by the Board of Directors) or the Chief Executive Officer.

SECTION 6. EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENT AND VICE PRESIDENT.

The Executive Vice President, if any (or in the event that there be more than one, the Executive Vice Presidents in the order designated, or in the absence of any designation, in the order of their election), or, if there is not then an Executive Vice President, the Senior Vice President, if any (or in the event that there

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be more than one, the Senior Vice Presidents in the order designated, or in the absence of any designation, in the order of their election) or, if there is not then a Senior Vice President, the Vice President, if any (or in the event that there be more than one, the Vice Presidents in the order designated, or in the absence of any designation, in the order of their election) shall, in the absence of, or in the event of the disability of, the President, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

SECTION 7. SECRETARY.

The Secretary shall keep the minutes of the meetings of the shareholders and the Board of Directors and of the Executive Committee, if any, in books provided for the purpose; he or she shall see that all notices are duly given in accordance with the provisions of these Second Amended and Restated Bylaws or as required by law; he or she shall be custodian of the records and of the corporate seal or seals of the Corporation; he or she shall see that the corporate seal is affixed to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized and when so affixed may attest the same; and, in general, he or she shall perform all duties incident to the office of a secretary of a Corporation, and such other duties as from time to time may be assigned to him or her by the Chief Executive Officer or the Board of Directors. In the absence or disability of the Secretary, any Assistant Secretary shall perform the duties and may exercise the power of the Secretary.

SECTION 8. TREASURER.

The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Chief Executive Officer or the Board of Directors; he or she shall render to the Chief Executive Officer and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; he or she may sign, with the Chief Executive Officer or the Chairman of the Board, certificates of stock of the Corporation; and, in general, he or she shall perform all the duties incident to the office of a treasurer of a Corporation, including the investment of funds of the Corporation, and such other duties as from time to time may be assigned to him or her by the Chief Executive Officer or the Board of Directors. In the absence or disability of the Treasurer, any Assistant Treasurer shall have the same authority as the Treasurer.

SECTION 9. OTHER OFFICERS.

The powers and duties of each other officer who may from time to time be chosen by the Board of Directors or the Chief Executive Officer shall be as specified by, or pursuant to authority delegated by, the Board of Directors, or by the Chief Executive Officer, as the case may be, at the time of the appointment of such other officer or from time to time thereafter. In addition, each officer designated as an assistant officer shall assist in the performance of the duties of the officer to which he or she is assistant, and shall have the powers and perform the duties of such officer during the absence or inability to act of such officer.

SECTION 10. TERM; REMOVAL; RESIGNATION; AND COMPENSATION.

Officers shall be elected or appointed by the Board of Directors or the Chief Executive Officer from time to time to serve at the pleasure of the Board of Directors or the Chief Executive Officer, as the case may be. Each officer shall hold office until his or her successor is selected and qualified, or until his or her earlier resignation or removal. Any officer elected or appointed by the Board of Directors or the Chief Executive Officer may be removed, with or without cause, at any time by the affirmative vote of a majority

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of the directors then in office. Such removal shall not prejudice the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors. Any officer may resign at any time upon written notice to the Corporation. The compensation of all officers shall be fixed from time to time by, or pursuant to authority delegated by, the Board of Directors, or by the Chief Executive Officer, as the case may be. Officers may, but need not, be directors of the Corporation.

ARTICLE V

INDEMNIFICATION

SECTION 1. DEFINITIONS.

For purposes of this Article V:

(a)           “Indemnified capacity” means any and all past, present and future service by an indemnified representative in one or more capacities as a director, officer, employee or agent of the Corporation, or, at the request of the Corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise;

(b)          “Indemnified representative” means any and all directors and officers of the Corporation and any other person designated as an indemnified representative by the Board of Directors of the Corporation (which may, but need not, include any person serving at the request of the Corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise);

(c)           “Liability” means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense of any nature (including, without limitation, attorneys’ fees and disbursements); and

(d)          “Proceeding” means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, a class of its security holders or otherwise.

SECTION 2. INDEMNIFICATION RIGHT.

The Corporation shall indemnify an indemnified representative against any liability incurred in connection with any proceeding in which the indemnified representative may be involved as a party or otherwise by reason of the fact that such person is or was serving in an indemnified capacity if the indemnified representative acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal proceeding, had reasonable cause to believe his or her conduct  was not unlawful, except:

(a)           where such indemnification is expressly prohibited by applicable law; or

(b)          where the conduct of the indemnified representative has been finally determined:

(i)           to constitute willful misconduct or recklessness within the meaning of 15 Pa.C.S. § 1746(b) or any superseding provision of law sufficient in the circumstances to bar indemnification against liabilities arising from the conduct; or

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(ii)          to be based upon or attributable to the receipt by the indemnified representative from the Corporation of a personal benefit to which the indemnified representative is not legally entitled.

SECTION 3. DETERMINATION OF INDEMNIFICATION.

Any indemnification under this Article V shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the representative is proper in the circumstances because he or she has met the applicable standard of conduct set forth herein. The determination shall be made:

(a)           by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding;

(b)          if such a quorum is not obtainable or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

(c)           by the shareholders.

If an indemnified representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such person may be subject, the Corporation shall indemnify such indemnified representative to the maximum extent for such portion of the liabilities.

The termination of a proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnified representative did not act in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal proceeding, had reasonable cause to believe his conduct was unlawful.

SECTION 4. PAYMENT OF INDEMNIFICATION.

An indemnified representative shall be entitled to indemnification within 30 days after a written request for indemnification has been delivered to the Secretary of the Corporation. If a written request is not paid in full by the Corporation within 30 days after such claim has been received by the Corporation, the indemnified representative may at any time thereafter initiate an action (an “Indemnitee Action”) to recover the unpaid amount of the claim and, if successful in whole or in part, the indemnified representative shall also be entitled to be paid the expenses of prosecuting such Indemnitee Action.

SECTION 5. PROCEEDINGS INITIATED BY INDEMNIFIED REPRESENTATIVE.

The Corporation shall not indemnify under this Article V an indemnified representative for any liability incurred in a proceeding initiated (which shall not be deemed to include counter claims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the proceeding is authorized, either before or after its commencement, by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding. This Section does not apply to reimbursement of expenses incurred in successfully prosecuting or defending the rights of an indemnified representative granted by or pursuant to Section 4 of this Article V.

SECTION 6. MANDATORY INDEMNIFICATION.

To the extent that an indemnified representative of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in 15 Pa. C.S. §1741 or 1742 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including

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attorneys’ fees and disbursements) actually and reasonably incurred by such person in connection therewith.

SECTION 7. ADVANCING EXPENSES.

The Corporation shall pay the expenses (including attorneys’ fees and disbursements) incurred in good faith by an indemnified representative in advance of the final disposition of a proceeding described in Section 2 of this Article V upon receipt of an undertaking by or on behalf of the indemnified representative to repay the amount if it is ultimately determined that such person is not entitled to be indemnified by the Corporation pursuant to this Article V. The financial ability of an indemnified representative to repay an advance shall not be a prerequisite to the making of such advance.

SECTION 8. INSURANCE AND OTHER SECURITY.

To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the Corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the Corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate.

SECTION 9. RELIANCE; NONEXCLUSIVE.

Each director and officer of the Corporation shall be deemed to act in such capacity in reliance upon such rights of indemnification and advancement of expenses as are provided in this Article V. The rights of indemnification and advancement of expenses provided in this Article V shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors, statute or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position, and shall continue as to a person who has ceased to be an authorized representative of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

SECTION 10. CONTINUATION OF INDEMNITY.

For purposes of this Article V, references to “the Corporation” shall include all constituent corporations absorbed in a consolidation, merger or division as well as the surviving or new corporations surviving or resulting therefrom, so that any person who is or was a representative of the constituent, surviving or new corporation, or is or was serving at the request of the constituent, surviving or new corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the surviving or new corporation as he or she would if he or she had served the surviving or new corporation in the same capacity.

ARTICLE VI

SHARES OF CAPITAL STOCK

SECTION 1. ISSUANCE OF STOCK.

Shares of capital stock of any class now or hereafter authorized, securities convertible into or exchangeable for such stock, or options or other rights to purchase such stock or securities may be issued or granted in accordance with authority granted by resolution of the Board of Directors.

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SECTION 2. STOCK CERTIFICATES.

Certificates for shares of the capital stock of the Corporation shall be in the form adopted by the Board of Directors, shall be signed by the Chief Executive Officer or the Chairman of the Board and by the Secretary or Treasurer, and may be sealed with the seal of the Corporation. All such certificates shall be numbered consecutively, and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

SECTION 3. TRANSFER OF STOCK.

Shares of capital stock of the Corporation shall be transferred only on the books of the Corporation, by the holder of record in person or by the holder’s duly authorized representative, upon surrender to the Corporation of the certificate for such shares duly endorsed for transfer, together with such other documents (if any) as may be required to effect such transfer.

SECTION 4. LOST, DESTROYED OR MUTILATED CERTIFICATES.

The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may, in its discretion, cause a new certificate or certificates to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction and, if the Board of Directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

SECTION 5. REGULATIONS.

The Board of Directors shall have power and authority to make all such rules and regulations not inconsistent with these Second Amended and Restated Bylaws as it may deem expedient concerning the issue, transfer, and registration of shares of capital stock of the Corporation.

SECTION 6. HOLDERS OF RECORD.

The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder and owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or right, title, or interest in, such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by the laws of the Commonwealth of Pennsylvania.

SECTION 7. RESTRICTION ON TRANSFER.

A restriction on the hypothecation, transfer or registration of transfer of shares of the Corporation may be imposed either by these Second Amended and Restated Bylaws or by an agreement among any number of shareholders or such holders and the Corporation. No restriction so imposed shall be binding with respect to those securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction.

SECTION 8. SHARE REGISTER.

The share register or transfer books and blank share certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the Board of Directors for that purpose.

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ARTICLE VII

GENERAL PROVISIONS

SECTION 1. OFFICES.

(a)           Registered Office. The registered office of the Corporation shall be at CT Corporation System, 3 Gateway Center, Pittsburgh, PA  15222, until otherwise established by an amendment to the Articles of Incorporation or a statement of change of registered office, in either case approved by the Board of Directors of the Corporation and filed with the Department of State in the manner provided by law.

(b)          Additional Offices. The Corporation may also have offices at such other places, both within and without the Commonwealth of Pennsylvania, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

SECTION 2. CORPORATE SEAL.

The Corporation may adopt a seal in such form as the Board of Directors shall from time to time determine.

SECTION 3. FISCAL YEAR.

The fiscal year of the Corporation shall be as designated by the Board of Directors from time to time.

SECTION 4. DIVIDENDS.

Subject to applicable law and the provisions of the Articles of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property or in shares of the Corporation’s capital stock. The Board of Directors shall have full power, subject to the provisions of law and the Articles of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the shareholders of the Corporation.

SECTION 5. RESERVES.

The Board of Directors, in its sole discretion, may fix a sum which may be set aside as a fund or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and may, from time to time, increase, diminish or vary such fund or reserve.

SECTION 6. CONTRACTS.

Except as otherwise provided in the Pennsylvania Business Corporation Law in the case of transactions that require action by the shareholders, the Board of Directors may authorize any officer or agent to enter into any contact or to execute or deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances. Any note, mortgage, evidence of indebtedness, contract or other document, or any assignment or endorsement thereof, executed or entered into between the Corporation and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the President or any Vice Presidential Officer and Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the Corporation, shall be held to have been properly executed for and in behalf of the Corporation, without prejudice to the rights of the Corporation against any person who shall have executed the instrument in excess of his or her actual authority.

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SECTION 7. EFFECT OF BYLAWS.

No provision in these Second Amended and Restated Bylaws shall vest any property right in any shareholder.

ARTICLE VIII

AMENDMENTS

These Second Amended and Restated Bylaws may be amended or repealed, or new Bylaws may be adopted, either (i) by vote of the shareholders at any duly organized annual or special meeting of shareholders, or (ii) with respect to those matters that are not by statute committed expressly to the shareholders and regardless of whether the shareholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the Board of Directors of the Corporation in office at any regular or special meeting of directors. Any change in these Second Amended and Restated Bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change.

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